Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Basis of Presentation

Basis of Presentation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). They include the accounts of Sinovac Biotech Ltd., which is incorporated under the laws of Antigua and Barbuda, and its wholly owned or controlled subsidiaries (collectively, the "Company"). All significant intercompany transactions have been eliminated. Details of the Company's significant subsidiaries are as follows:

Name	Date of incorporation or establishment	Place of incorporation (or establishment) /operation	Percentage of ownership as of December 31, 2024	Principal activities
Sinovac Biotech (Hong Kong) Limited ("Sinovac Hong Kong")	October 2008	Hong Kong SAR, China	100.00%	International sales and marketing
Sinovac Biotech Co., Ltd. ("Sinovac Beijing")	April 2001	People's Republic of China ("PRC”)	73.09%	Research and development, production and sales of vaccine products
Sinovac Life Sciences Co., Ltd. ("Sinovac LS") (formerly Sinovac Research & Development Co., Ltd.)	May 2009	PRC	59.24%	Research and development, production and sales of vaccine products
Sinovac (Dalian) Vaccine Technology Co., Ltd. ("Sinovac Dalian")	January 2010	PRC	68.00%	Research and development, production and sales of vaccine products
Sinovac Biomed Co., Ltd. ("Sinovac Biomed")	April 2015	PRC	100.00%	Distribution of vaccine products
Sinovac Holding Group Co., Ltd. ("Sinovac Beijing Holding")	June 2024	PRC	100.00%	Regional holding company
Sinovac Business Services (Dalian) Co., Ltd.	January 2024	PRC	100.00%	Shared Service Center
Sinovac Biotech (Singapore) Pte. Ltd. ("Sinovac Singapore")	August 2020	Singapore	100.00%	International sales and marketing

Use of Estimates

Use of Estimates

In preparation of the Company's consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting periods. Significant estimates made by management include provision for product returns, allowance for credit losses, inventory provisions, the useful lives of long-lived assets, impairment of long-lived assets, fair value of stock-based compensation, the incremental borrowing rate ("IBR") used in the measurement of right-of-use lease assets and lease liabilities, fair values of investments and other financial instruments (including measurement of credit or impairment losses), and realizability of deferred tax assets. On an ongoing basis, management reviews its estimates to ensure that these estimates appropriately reflect changes in the Company's business and new information as it becomes available. If historical experience and other factors used by management to make these estimates do not reasonably reflect future activity, the Company's consolidated financial statements could be materially impacted.

Business Combinations

Business Combinations

The Company accounts for its business combinations using the acquisition method in accordance with ASC Topic 805, Business Combinations. The acquisition method requires that the consideration transferred to be allocated to the assets, including separately identifiable assets and liabilities the Company acquired, based on their estimated fair values. The consideration transferred in an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued as well as the contingent considerations as of the acquisition date. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of (i) the total cost of acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interests in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree, is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in earnings.

Non-controlling Interests

Non-controlling interests

For the Company's non-wholly owned subsidiaries, a non-controlling interests is recognized to reflect the portion of equity that is not attributable, directly or indirectly, to the Company. Non-controlling interests are classified as a separate line item in the equity section of the Company's consolidated balance sheets and have been separately disclosed in the Company's consolidated statements of operations and comprehensive income (loss) to distinguish the interests from that of the Company.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash equivalents consist of highly liquid investments that are readily convertible to cash generally with maturities of three months or less when purchased.
Restricted Cash	Restricted Cash Restricted cash is cash held as collateral for transactions the Company has entered into.
Investments

Investments

Equity method investments

Investments in joint ventures and corporate entities in which the Company can exercise significant influence, but does not own a majority equity interest or otherwise maintain control, are accounted for under the equity method of accounting in accordance with ASC Topic 323, Investments—Equity Method Investments and Joint Ventures ("ASC 323"). Under the equity method, the Company initially records its investment at cost and the difference between the cost of the equity investee and the amount of the underlying equity in the net assets of the equity investee is recognized as equity method goodwill included in equity method investments on the consolidated balance sheets. The Company subsequently adjusts the carrying amount of its investment to recognize the Company's proportionate share of each equity investee's net income or loss into earnings. The Company will discontinue applying the equity method if an investment (plus additional financial support provided to the investee, if any) has been reduced to zero. Equity method investments are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment might not be recoverable. An impairment charge of an immaterial amount was recognized in the year ended December 31, 2024. No impairment charges were recognized in the years ended December 31, 2023, 2022, and 2021.

Equity security investments

The Company accounts for equity securities in accordance with ASC Topic 321, Investments—Equity Securities ("ASC 321"). Equity securities with readily determinable fair values are carried at fair value with changes in fair value recorded in other income (loss). For equity securities without readily determinable fair value and do not qualify for the NAV practical expedient, the Company elects to use the measurement alternative to measure those investment at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any. Significant judgments are required to determine (i) whether observable price changes are orderly transactions and identical or similar to an investment held by the Company; and (ii) the selection of appropriate valuation methodologies and underlying assumptions, including expected volatility and the probability of exit events as it relates to liquidation and redemption features used to measure the price adjustments for the difference in rights and obligations between instruments. The Company performs a qualitative impairment assessment to determine if such investments are impaired. The qualitative assessment considers all available information, including declines in the financial performance of the issuing entity, the issuing entity's operating environment, and general market conditions. Impairments of equity securities without readily determinable fair values are recorded to other losses.

For equity securities that qualify for the NAV practical expedient, the Company determines fair value using the net asset value ("NAV") of the investments. The fair values of the underlying investments are based on quoted market prices, or independent third-party broker or dealer quotes when quoted market prices are unavailable.

Debt security investments

All highly liquid investments with original maturities between three months and one year, as well as investments expected to be realized in cash within the next twelve months, are classified as short-term investments; Investments with maturity dates greater than one year from the balance sheet date are classified as long-term investments.

The Company accounts for debt investments in accordance with ASC Topic 320, Investments—Debt Securities ("ASC 320"). The Company classifies the investments in debt as "held-to-maturity," "trading" or "available-for-sale," whose classification determines the respective accounting methods stipulated by ASC 320. Dividend and interest income, including amortization of the premium and discount arising at acquisition, for all categories of investments in securities are included in earnings. Any realized gains or losses on the sale of the short-term investments are determined on a specific identification method, and such gains and losses are reflected in earnings during the period in which gains or losses are realized.

Securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and as stated at amortized cost adjusted for amortization of premiums and accretion of discounts to maturity. The securities are subjected to the current expected credit losses (CECL) impairment model, which requires the immediate recognition of estimated expected credit losses over the life of the financial instrument. The estimate of expected credit losses considers not only historical information, but also current and future economic conditions and events, no expected credit loss was recognized during the fiscal years.

Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Unrealized holding gains and losses for trading securities are included in earnings.

Debt investments not classified as trading or as held-to-maturity are classified as available-for-sale debt securities, which are reported at fair value, with unrealized gains and losses recorded in "Accumulated other comprehensive income (loss)" on the consolidated balance sheets. Available-for-sale debt securities are reviewed for impairment by determining whether the decline in their market value below carrying value is other than-temporary. No other-than-temporary impairments and credit losses were recognized during the fiscal years.

Accounts Receivable, Net

Accounts Receivable, Net

The Company adopted accounts for allowance for credit losses in accordance with Accounting Standards Codification Topic 326, Credit Losses ("ASC 326"), which requires the measurement and recognition of expected credit losses for financial assets held at amortized costs. The Company estimates an allowance for credit losses based on historical experience, the age of the accounts receivable balances, credit quality of the Company's customers, current and forecasted future economic conditions and other factors that may affect its customers' ability to pay.

Inventories

Inventories

Inventories are stated at the lower of cost or net realizable value. The cost of raw materials, work in progress and finished goods is determined on a weighted-average cost basis and includes direct material, direct labor and overhead costs. Net realizable value represents the anticipated selling price, net of distribution cost, less estimated costs to completion for work in progress and raw materials. In addition, inventories that are not expected to be sold or consumed within the Company's normal operating cycle are classified as other non-current assets.

Prior to initial regulatory authorization for its product candidates, the Company expenses costs relating to raw materials, production, and manufacturing overhead costs as research and development expenses in the consolidated statements of operations in the period incurred. Subsequent to initial regulatory authorization for a product candidate, the Company capitalizes the costs of production as inventory when the Company determines that it has a present right to the economic benefit associated with the product.

Property, Plant and Equipment, Net

Property, Plant and Equipment, Net

Property, plant and equipment are recorded at cost. Significant additions and improvements are capitalized, while repairs and maintenance are charged to expenses as incurred. Equipment purchased for specific research and development projects with no alternative use are expensed. Assets under construction are not depreciated until construction is completed and the assets are ready for their intended use. Gains and losses from the disposal of property, plant and equipment are recorded in gain or loss on disposal and impairment of property, plant and equipment included in the consolidated statements of operations and comprehensive income (loss).

Depreciation of property, plant and equipment is computed using the straight-line method based on the estimated useful lives of the assets as follows:

Plant and buildings	10 to 30 years
Machinery and equipment	3 to 10 years
Motor vehicles	4 to 7 years
Office equipment and furniture	3 to 10 years
Leasehold improvements	Lesser of useful lives and term of lease

Property, plant and equipment with indefinite useful life are not amortized and are tested for impairment annually or more frequently.

Prepaid Land Lease Payments

All land in the PRC is owned by the PRC government. The PRC government may sell land use rights for a specified period of time. The purchase price of land use rights represents lease prepayments to the PRC government and is recorded as prepaid land use rights on the consolidated balance sheet. Amortization is provided on a straight-line basis over the remaining lease term, which ranges from 20 to 50 years.

Intangible Assets, Net

Intangible Assets, Net

The Company capitalizes patent payment and the purchased cost of vaccines if the vaccine has received a new drug certificate from the National Medical Products Administration ("NMPA") of China. If the vaccine has not received a new drug certificate, the purchase cost is expensed as in-process research and development.

Licenses in relation to the production and sales of biopharmaceutical products are amortized on a straight-line basis over their respective useful lives. Costs incurred to renew or extend the term of licenses are capitalized and amortized over the license's useful life on a straight-line basis.

The costs of acquiring and developing computer software for internal use are capitalized as intangible assets. Computer software related intangible assets are amortized over 3 - 10 years.

The Company recognizes in-process research and development assets acquired in a business combination (IPR&D) at fair value as of the acquisition date and subsequently accounts for them as indefinite-lived intangible assets until completion or abandonment of the associated R&D efforts. IPR&D are tested for impairment annually or more frequently.

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets

Long-lived assets including property, plant and equipment, right-of-use assets, and finite-lived intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset group may not be recoverable from the future undiscounted net cash flows expected to be generated by the asset group. An asset group is identified as assets at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets. If the asset group is not fully recoverable, an impairment loss would be recognized for the difference between the carrying value of the asset group and its estimated fair value, based on the discounted net future cash flows or other appropriate methods, such as comparable market values. The Company uses estimates and judgments in its impairment tests and if different estimates or judgment had been utilized, the timing or the amount of any impairment charges could be materially different.

Impairment of Goodwill

Impairment of Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable net assets acquired in a business combination. The Group assesses goodwill for impairment in accordance with ASC Subtopic 350-20, Intangibles—Goodwill and Other: Goodwill ("ASC 350-20"), which requires goodwill to be tested for impairment at the reporting unit level at least annually and more frequently upon the occurrence of certain events, as defined by ASC 350-20.

Income Taxes

Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the carrying values and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. A valuation allowance is provided if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates and laws.

The tax benefit from an uncertain tax position is recognized only if it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority, based on the technical merits of the position. The tax benefits recognized from such a position are measured based on the amount that is greater than 50% likely of being realized upon settlement. The Company recognizes a change in available facts after the reporting date but before issuance of the financial statements in the period when the change in facts occur, even if that new information provides a better estimate of the ultimate outcome of an uncertainty. Liabilities associated with uncertain tax positions are classified as long−term unless expected to be settled within one year. Interest and penalties related to uncertain tax positions, if any, are recorded in the provision for income taxes and classified with the related liability on the consolidated balance sheets.

Value-Added Taxes

Value-added Taxes

Value-added taxes ("VAT") collected from customers relating to product sales and payable to governmental authorities are presented on a net basis. VAT collected from customers is excluded from revenue.

Revenue from Contracts with Customers

Revenue from Contracts with Customers

Revenue is recognized at a point in time when the performance obligation is satisfied, typically upon delivery, where control of promised goods is transferred to the Company's customers.

Net product sales are recognized net of provisions for sales returns. Provisions for sales returns are recorded based on contractual terms, our estimate of returns for products sold during the period, and other relevant considerations, using the expected value method or the most likely amount method. Provisions for sales returns are estimated based on historical exchange and returns data as well as inventory levels in distribution channels. We update our estimates periodically and record necessary adjustments in the period when such adjustments are identified. Revenue, net of provisions, is recorded only to the extent that a significant reversal in the amount of cumulative revenue recognized is not probable when the uncertainty associated with the provisions is subsequently resolved. Shipping and handling activities are considered fulfillment activities and not a separate performance obligation. Taxes assessed by governmental authorities that are imposed on and collected from our product sales are excluded from net product sales.

Payment terms generally range from three to twelve months, in line with customary practices in each country. However, for certain contracts, there may be a timing difference between revenue recognition and payment receipt. The Company has evaluated these arrangements and concluded that the significant financing component is immaterial to the financial statements.

For the years ended December 31, 2024, 2023, 2022 and 2021, the Company did not have any significant incremental costs of obtaining contracts with customers or costs incurred in fulfilling contracts with customers that shall be recognized as an asset and amortized to expenses in a pattern that matches the timing of the revenue recognition of the related contract.

The Company does not have contract assets since revenue is recognized as control of goods is transferred and the Company has an unconditional right to the consideration since payment is due based only upon the passage of time.

Contract liabilities are generally related to government stockpiling programs and advances received from customers, which are reflected in deferred revenue. For advances received from customers, the Company generally receives upfront payments from overseas customers prior to the transfer of control of the goods. Revenue is recognized when control of the goods is transferred to the customer. If the upfront payments is received but control has not yet been transferred, the amount is recorded as deferred revenue and recognized as revenue upon the transfer of control.

Cost of Sales

Cost of Sales

Cost of sales includes cost of raw materials, production, and manufacturing overhead costs associated with the Company's product sales during the period. Cost of sales includes inventory provisions for excess, obsolete, or expired inventory. Cost of sales also includes unutilized manufacturing cost. For the year ended December 31, 2024, the Company recognized $17,198 of unutilized manufacturing cost (2023 - $17,300, 2022 - $98,166, 2021 - $9,006)

Shipping and Handling

Shipping and Handling

Shipping and handling fees billed to customers are included in sales. Costs related to shipping and handling are recognized in selling, general and administrative expenses in the consolidated statements of comprehensive income. For the year ended December 31, 2024, $7,098 of shipping and handling costs was included in selling, general and administrative expenses (2023 - $7,631, 2022 - $15,062, 2021 - $50,247).
Advertising Expenses

Advertising Expenses

Advertising costs are expensed as incurred and included in selling, general and administrative expenses. Advertising costs were $1,020 for the year ended December 31, 2024 (2023 - $1,883, 2022 - $7,665, 2021 - $9,015).

Research and Development Expense

Research and Development

Research and development ("R&D") costs are expensed as incurred and are disclosed as a separate line item in the Company's consolidated statements of operations and comprehensive income (loss). R&D costs consist primarily of the remuneration of R&D staff, depreciation, material, clinical trial costs as well as amortization of acquired technology and know-how used in R&D with alternative future uses. R&D costs also include costs associated with collaborative R&D and in-licensing arrangements, including upfront fees paid to collaboration partners in connection with technologies which have not reached technological feasibility and do not have an alternative future use. Reimbursement of R&D costs for arrangements with collaboration partners is recognized when the obligations are incurred.

Under certain R&D arrangements with third parties, the Company may be required to make payments that are contingent on the achievement of specific development, regulatory and/or commercial milestones. Before a product receives regulatory approval, license fees and milestone payments made to third parties are expensed as incurred. License fees and milestone payments made to third parties after regulatory approval is received are capitalized and amortized over the remaining life of the agreement with third parties.

Government Grants

Government Grants

Government grants received from the PRC government by the PRC operating subsidiaries of the Company are recognized when there is reasonable assurance that the amount is receivable and all the conditions specified in the grant have been met. Government grants for specific R&D are recorded as deferred government grants upon receipt and are recognized as government grants when the conditions are met. Other subsidies are recognized as government grants upon receipt as further performance is not required. Government grants for property, plant and equipment are deferred and recognized as a reduction to the related depreciation and amortization expenses in the same manner as the property, plant and equipment are depreciated. Interest subsidies are recorded as a reduction to interest and financing expenses in the consolidated statements of operations and comprehensive income (loss), or recorded as a reduction to interest capitalized if the subsidies granted are related to a specific borrowing associated with building a qualifying asset. For government loans received at below market interest rate, the difference between the face value of the loan and fair value using the effective interest rate method is recorded as deferred government grants.

Retirement and Other Post-retirement Benefits

Retirement and Other Post-retirement Benefits

Full-time employees of the Company in the PRC participate in a government mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require that the Company make contributions to the government for these benefits based on certain percentages of the employees' salaries. The Company has no legal obligation for the benefits beyond the contributions. Total amounts for employee retirement and other post-retirement benefits incurred was $21,537 for the year ended December 31, 2024 (2023 - $37,710, 2022 - $30,143, 2021 - $17,728).

Foreign Currency Translation And Transactions

Foreign Currency Translation and Transactions

The Company maintains accounting records in functional currencies as follows: U.S. dollars ("$") for Sinovac Biotech. Ltd., Sinovac Hong Kong and Sinovac Singapore, Renminbi Yuan ("RMB") for the PRC subsidiaries, and local currencies for the Company's foreign subsidiaries other than above subsidiaries. The Company uses the US$ as its reporting currency.

At the transaction date, each asset, liability, revenue and expense is re-measured into the functional currency by the use of the exchange rate in effect at that date. At each period end, foreign currency monetary assets, and liabilities are re-measured into the functional currency by using the exchange rate in effect at the balance sheet date. The Company recognized foreign exchange gain of $61,377 for the year ended December 31, 2024 (2023 - gain $75,751, 2022 - gain $232,888, 2021 - loss $67,115 ).

Assets and liabilities of subsidiaries with functional currencies other than US$ are translated into US$ at the exchange rates in effect at the balance sheet date. Revenue and expenses are translated at average exchange rates. Gains and losses from such translations are recorded in accumulated other comprehensive income, a component of shareholders' equity.

Share-based Compensation

Share-based Compensation

Compensation expense for costs related to all share-based payments, including grants of stock options and restricted stock awards, which is recognized through a fair-value based method. The Company uses the Black-Scholes option-pricing model to determine the grant date fair value for stock options. The Company uses the grant date stock price to determine the grant date fair value of restricted shares. The Company has elected to recognize share-based compensation costs using the straight-line method over the requisite service period with a graded vesting schedule, provided that the amount of compensation costs recognized at any date is at least equal to the portion of the grant date value of the awards that are vested at that date. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. share-based compensation costs are recorded net of estimated forfeitures such that expense is recorded only for those awards that are expected to vest.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

The Company's operations and comprehensive income (loss) consists of net income (loss) and other comprehensive income (loss) including foreign currency translation adjustments and unrealized gain (loss) on available-for-sales investments.

Earnings (Loss) Per Share

Earnings (Loss) Per Share

Earnings (loss) per share is calculated in accordance with Accounting Standards Codification ("ASC") 260 Earnings per Share. Basic earnings (loss) per share is computed by dividing the net income (loss) attributable to shareholders of Sinovac Biotech Ltd. by the weighted average number of common shares outstanding during the year. Diluted earnings (loss) per share is computed in accordance with the treasury stock method and based on the weighted average number of common shares and dilutive common share equivalents. Dilutive common share equivalents are excluded from the computation of diluted earnings (loss) per share if their effects would be anti-dilutive.

Leases

Leases

The Company determines if an arrangement is a lease or contains a lease at lease inception. For operating leases, the Company recognizes a right-of-use asset and a lease liability based on the present value of the lease payments over the lease term on the consolidated balance sheets at commencement date. As most of the Company's leases do not provide an implicit rate, the Company estimates its incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The incremental borrowing rate is estimated to approximate the interest rate on a collateralized basis with similar terms and payments, and in economic environments where the leased asset is located.

Fair Value Measurements

Fair Value Measurements

Assets and liabilities subject to fair value measurements are required to be disclosed within a specified fair value hierarchy. The fair value hierarchy ranks the quality and reliability of inputs, or assumptions, used in the determination of fair value and requires assets and liabilities carried at fair value to be classified and disclosed in one of the following categories based on the lowest level input used that is significant to a particular fair value measurement:

•
Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
•
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets and liabilities in markets that are not active.
•
Level 3 — Unobservable inputs for the asset or liability.

Fair Value Measurements on a Recurring Basis

Fair value of mutual funds classified as equity securities was measured based on quoted prices in active markets. Fair value of financial institution products other than mutual funds classified as available-for-sale debt investments are measured based on significant other observable inputs. There were no transfers between fair value measurements levels during the years ended December 31, 2024, 2023, 2022 and 2021.

Fair Value Measurements on a Nonrecurring Basis

For equity securities accounted for under the measurement alternative, when there are observable price changes in orderly transactions for identical or similar investments of the same issuer, the investments are re-measured to fair value. The Company also measures property, plant and equipment at fair value on a non-recurring basis only if an impairment charge were to be recognized. There were no non-recurring fair value measurements for the years ended December 31, 2024, 2023, 2022 and 2021, except for fair value measurement of certain long-lived assets for the impairment recorded in 2024 and 2023 as disclosed in note 10.

Fair Value of Financial Instruments

The carrying values of cash equivalents, restricted cash, short term held-to-maturity debt securities, accounts receivable, accounts payable, accrued liabilities, short-term bank loans and the current portion of long-term debt are approximate their fair value because of their short-term nature. And the carrying amounts of long-term held-to-maturity debt investments and bank loans are approximate fair value as the related interest rates approximate rates currently offered by financial institutions for similar debt instruments.

Assets and liabilities measured on a recurring basis or disclosed at fair value as of December 13, 2024, 2023, 2022 and 2021 are summarized below:

	Fair value measurement or disclosure
	at December 31, 2024 using
Fair value measurements on a recurring basis	Total	Level 1	Level 2	Level 3
Short-term investments:
Available-for-sale debt investments (a)	$2,134,316	$—	$2,134,316	$—
Equity securities (b)	712,181	712,181	—	—
Total recurring fair value measurements	$2,846,497	$712,181	$2,134,316	$—

	Fair value measurement or disclosure
	at December 31, 2023(Restated) using
Fair value measurements on a recurring basis	Total	Level 1	Level 2	Level 3
Short-term investments:
Available-for-sale debt investments (a)	$1,157,885	$—	$1,157,885	$—
Equity securities (b)	534,985	534,985	—	—
Total recurring fair value measurements	$1,692,870	$534,985	$1,157,885	$—

	Fair value measurement or disclosure
	at December 31, 2022(Restated) using
Fair value measurements on a recurring basis	Total	Level 1	Level 2	Level 3
Short-term investments:
Available-for-sale debt investments (a)	$408,808	$—	$408,808	$—
Equity securities (b)	—	—	—	—
Total recurring fair value measurements	$408,808	$—	$408,808	$—

Fair value measurement or disclosure
at December 31, 2021(Restated) using
Fair value measurements on a recurring basis	Total	Level 1	Level 2	Level 3
Short-term investments:
Available-for-sale debt investments (a)	$—	$—	$—	$—
Equity securities (b)	—	—	—	—
Total recurring fair value measurements	$—	$—	$—	$—

(a) Available-for-sale debt investments primarily consist of corporate bonds, mortgage-backed securities (MBS), asset-backed securities (ABS), and government-related bonds.

(b) Equity securities measured at fair value primarily consist of mutual funds.

Certain investments that are measured at fair value using net asset value as a practical expedient under ASC 820 have not been categorized in the fair value hierarchy. As of December 31, 2024, 2023, 2022 and 2021, the fair value of these assets is $5,117 million, $6,933 million, $6,847 million and $79 million, respectively.

Concentration of Risks

Concentration of Risks

Exchange Rate Risks

The Company operates in China, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the U.S. dollars and the RMB. In 2024, foreign exchange gain is $61,377 (2023 gain - $75,751, 2022 gain - $232,888, 2021 loss - $67,115). As of December 31, 2024, cash and cash equivalents of $148,827 (RMB1,086 million) is denominated in RMB (2023 - $381,740 (RMB2,710 million), 2022 - $857,713 (RMB5,916 million), 2021 - $6,218,979 (RMB39,631 million)).

Currency Convertibility Risks

Substantially all of the Company's operating activities are transacted in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the People's Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the People's Bank of China or other regulatory institutions requires submitting a payment application form together with other information such as suppliers' invoices, shipping documents and signed contracts.

Concentration of Credit Risks

Financial instruments that potentially subject the Company to concentration of credit risks consist primarily of cash and cash equivalents, restricted cash, short-term investments and accounts receivable, the balances of which are stated on the consolidated balance sheets which represent the Company's maximum exposure. The Company places its cash and cash equivalents, restricted cash, and short-term investments in reputable financial institutions in Hong Kong and China. Concentration of credit risks with respect to accounts receivables is linked to the concentration of revenue.

The Company's customers are mainly various government agencies in China. No single customer of the Company accounted for more than 10% of the total sales for the years ended December 31, 2024, 2023, 2022 and 2021. There were three customers of the Company accounted for 23%, 10%, and 10% respectively of the total trade receivables for the year ended December 31, 2021. For the years ended December 31, 2024, 2023 and 2022, no single customer of the Company accounted for more than 10% of the total trade receivables. To manage credit risk, the Company performs ongoing credit evaluations of customers' financial condition.

Interest Rate Risks

The Company is subject to interest rate risk. Interests of the interest-bearing loans are charged at variable rates based on the People's Bank of China (note 14).

Seent Information

Segment Information

The Company determines its reportable segments based on how the chief operating decision-maker ("CODM") manages the business, allocates resources, makes operating decisions, and evaluates operating performance. The Company operates with one reportable segment, as the CODM, which is a management committee comprised of senior executives, allocated resources and assessed performance based upon consolidated financial information. Accordingly, the consolidated financial statements include segment information which reflects the current composition of the reportable segments in accordance with ASC Topic 280, Segment Reporting.

Recently Issued Accounting Standards

Recently Issued Accounting Standards

Adopted

In November 2021, the FASB issued Accounting Standard Update ("ASU") 2021-10, Government Assistance (Topic 832): Disclosures by Business Entities about Government Assistance. This update requires certain annual disclosures about transactions with a government that are accounted for by applying a grant or contribution accounting model by analogy. This update is effective for annual periods beginning after December 15, 2021, and early adoption is permitted. This guidance should be applied either prospectively to all transactions that are reflected in financial statements at the date of initial adoption and new transactions that are entered into after the date of initial adoption or retrospectively to those transactions. We adopted the ASU on January 1, 2022 and the adoption of this guidance did not have a material impact on our consolidated financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. This guidance also requires certain disclosures for equity securities subject to contractual sale restrictions. The new guidance is required to be applied prospectively with any adjustments from the adoption of the amendments recognized in earnings and disclosed on the date of adoption. This guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted. We adopted the ASU on January 1, 2024 and the adoption of this guidance did not have a material impact on our consolidated financial statements.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting: Improvements to Reportable Segment Disclosures ("ASU 2023-07"), which focuses on improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. A public entity shall disclose for each reportable segment the significant expense categories and amounts that are regularly provided to the CODM and included in reported segment profit or loss. ASU 2023-07 also requires public entities to provide in interim periods all disclosures about a reportable segment's profit or loss and assets that are currently required annually. Entities are permitted to disclose more than one measure of a segment's profit or loss if such measures are used by the CODM to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the consolidated financial statements. ASU 2023-07 is applied retrospectively to all periods presented in financial statements, unless it is impracticable. This guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. We adopted the ASU on January 1, 2024 retrospectively, and the adoption of this guidance did not have a material impact on our consolidated financial statements.

In July 2025, the FASB issued ASU 2025-05, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets ("ASU 2025-05"), The ASU provides (1) all entities with a practical expedient and (2) entities other than public business entities with an accounting policy election when estimating expected credit losses for current accounts receivable and current contract assets arising from transactions accounted for under Topic 606. An entity can elect a practical expedient to assume that the current conditions as of the balance sheet date will remain unchanged for the remaining life of the assets when estimating expected credit losses. ASU 2025-05 is effective for fiscal years beginning after December 15, 2025, and interim reporting periods within those fiscal years. Early adoption is permitted. This ASU should be applied prospectively. We early adopted the ASU prospectively on January 1, 2024. The adoption did not have a material impact on the Company's consolidated financial statements or related disclosure.

Not Yet Adopted

On December 14, 2023, the FASB issued ASU 2023-09, which establishes new income tax disclosure requirements in addition to modifying and eliminating certain existing requirements. The ASU amends ASC 740-10-50-12 to require public business entities ("PBEs") to disclose a reconciliation between the amount of reported income tax expense (or benefit) from continuing operations and the amount computed by multiplying the income (or loss) from continuing operations before income taxes by the applicable statutory federal (national) income tax rate of the jurisdiction (country) of domicile. If PBE is not domiciled in the United States, the federal (national) income tax rate in such entity's jurisdiction (country) of domicile shall normally be used in the rate reconciliation. The amendments prohibit the use of different income tax rates for subsidiaries or segments. Further, PBEs that use an income tax rate in the rate reconciliation that is other than the U.S. income tax rate must disclose the rate used and the basis for using it. The ASU also adds ASC 740-10-50-12A, which requires entities to annually disaggregate the income tax rate reconciliation between the following eight categories by both percentages and reporting currency amounts: (1) State and local income tax, net of federal (national) income tax effect; (2) Foreign tax effects; (3) Effect of changes in tax laws or rates enacted in the current period; (4) Effect of cross-border tax laws; (5) Tax credits; (6) Changes in valuation allowances; (7) Nontaxable or nondeductible items; (8) Changes in unrecognized tax benefits. PBEs must apply the ASU's guidance to annual periods beginning after December 15, 2024 (2025 for calendar-year-end PBEs). Early adoption is permitted. Entities may apply the amendments prospectively or may elect retrospective application. The Company is currently evaluating the impact of the amendments on its consolidated financial statements.

In November 2024, the FASB issued ASU No. 2024-03, Disaggregation of Income Statement Expenses (Subtopic 220-40). The ASU requires the disaggregated disclosure of specific expense categories, including purchases of inventory, employee compensation, depreciation, and amortization, within relevant income statement captions. This ASU also requires disclosure of the total amount of selling expenses along with the definition of selling expenses. The ASU is effective for annual periods beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027. Adoption of this ASU can either be applied prospectively to consolidated financial statements issued for reporting periods after the effective date of this ASU or retrospectively to any or all prior periods presented in the consolidated financial statements. Early adoption is also permitted. This ASU will likely result in the required additional disclosures being included in our consolidated financial statements, once adopted. We are currently evaluating the provisions of this ASU.

In December 2025, the FASB issued ASU 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities ("ASU 2025-10"), to improve generally accepted accounting principles by establishing authoritative guidance on the accounting for government grants received by business entities. The amendments establish the accounting for a government grant received by a business entity, including guidance for (1) a grant related to an asset and (2) a grant related to income. The guidance is effective for fiscal years beginning after December 15, 2028, with early adoption permitted, and it can be applied using one of the following approaches: (1) a modified prospective approach; (2) a modified retrospective approach and (3) a retrospective approach to all government grants. The Company is currently in the process of evaluating the disclosure impact of adopting this ASU.

4. Acquisitions

On September 24, 2024, we acquired control of a vaccine company in Chengdu, which was renamed to Sinovac (Chengdu) Biotech Co., Ltd. ("Sinovac Chengdu") through Sinovac LS, for the total cash considerations of $123 million (RMB897 million). Sinovac Chengdu is a modern biopharmaceutical company focusing on the research and development and production of innovative vaccines and its rabies vaccine is in the NDA Phase and is estimated to be approved by June 2026. We have acquired 100% of Sinovac Chengdu based on the acquisition agreements and the acquisition payable was $14,040 as of December 31, 2024.

The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date:

	USD	RMB
	in thousands
Net assets acquired:
IPR&D	113,645	829,527
Property, plant and equipment	10,766	78,585
Right-of-use assets	2,809	20,504
Cash and cash equivalents	10,188	74,368
Intangible assets	80	584
Other current and non-current assets	693	5,056
Other current and non-current liabilities	(42,800)	(312,410)
Goodwill	27,508	200,786
Total consideration	122,889	897,000

As of December 31, 2024, we concluded that none of our goodwill was impaired and we do not believe the risk of impairment is significant at this time, as the fair value of each of our reporting units is significantly higher than their respective net book values.

The impact of the acquisition on the Company's consolidated revenue and earnings for the period, on a pro forma basis as if the acquisition had occurred at the beginning of the period presented, was not material to the consolidated financial statements. Accordingly, pro forma information has not been presented.

5. Cash, Cash Equivalents, and Restricted Cash

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Cash and Cash Equivalents	$335,273	$1,123,956	$3,878,677	$11,608,855
Restricted Cash	266,944	5,166	8,251	10,905
Cash, Cash Equivalents and Restricted Cash	$602,217	$1,129,122	$3,886,928	$11,619,760

The ending balance of cash and cash equivalents and restricted cash presented in the consolidated statements of cash flows in 2024 is $602,217 (2023 - $1,129,122, 2022 - $3,886,928, 2021 - $11,619,760). It includes $335,273 cash and cash equivalents (2023 - $ 1,123,956, 2022 - $3,878,677, 2021 - $11,608,855) and $266,944 restricted cash (2023 - $5,166, 2022 - $8,251, 2021 - $10,905) as presented in the consolidated balance sheets.

As of December 31, 2024, the balance of $266,944 represents cash collateral held as guarantee for export sales contracts, which are restricted until May 2026, and also represents cash and cash equivalents to be paid under the Trust for Incentive.

6. Investments

The Company's investments consist primarily of held-to-maturity debt securities, available-for-sale debt securities, equity security investments, and equity method investments.

Held-to-maturity debt investments consist primarily of term deposits, structured bank deposits, and trust accounts. Short-term held-to-maturity investments represent those with original maturities of less than one year. Long-term held-to-maturity investments represent deposits in financial institutions with contractual maturities greater than one year but less than five years, for which the Company has the positive intent and ability to hold such investments to maturity.

Available-for-sale debt investments consist primarily of corporate bonds, mortgage-backed securities ("MBS"), asset-backed securities ("ABS"), government-related bonds, and other similar debt instruments. Management considers these investments to be available to support the Company's near-term liquidity and operational needs; accordingly, these investments are generally classified as short-term.

Equity security investments include investments in private investment funds, mutual funds, and equity investments without readily determinable fair values. Investments in private investment funds represent the Company's interest in pooled investment vehicles, for which the Company's ownership is based on its proportionate share of the underlying net assets. Returns are realized through distributions and the liquidation of underlying investments. In accordance with ASC Topic 820, these investments are measured using the net asset value ("NAV") per share (or its equivalent) as a practical expedient. These investments are subject to redemption and withdrawal restrictions, and the timing of distributions is dependent on the fund managers. Certain of these investments are considered available to support the Company's liquidity and are therefore generally classified as short-term. Investments in private investment funds also include those held through trust arrangements for incentive purposes. These investments are classified as long-term, as their expected realization is aligned with the timing of the underlying incentive arrangements.

Investments in mutual fund with readily determinable fair values are generally classified as short-term and are measured at fair value based on quoted market prices in active markets.

Equity investments without readily determinable fair values are classified as long-term, reflecting their nature and expected investment strategy.

Equity method investments represent investments in entities over which the Company has significant influence but not control.

Short-term investments

As of December 31, 2024, 2023, 2022 and 2021, the Company's short-term investments were comprised of held-to-maturity debt investments, available-for-sale debt investments and equity securities. The carrying value of short-term investments as of December 31, 2024, 2023, 2022 and 2021 approximate their fair value.

As of December 31, 2024, 2023, 2022 and 2021, the Company's amortized cost of held-to-maturity debt investments was $1,649,810, $1,563,566, $319,679 and $1,727,106, respectively. There were no unrealized gains or losses for any of the periods presented. During the years ended December 31, 2024, 2023, 2022 and 2021, the Company recorded interest and investment income from its held-to-maturity debt investments of $66,282, $50,425, $55,798 and $47,031 in the consolidated statements of operations, respectively.

As of December 31, 2024, 2023, 2022 and 2021, the Company's amortized cost of available-for-sale investments was $2,143,457, $1,156,407, $416,109 and $nil, respectively. During the years ended December 31, 2024, 2023, 2022 and 2021, the Company's gross unrealized gain (loss) of available-for-sale investments was loss $10,619, $8,779, loss $7,301 and $nil, respectively.

During the years ended December 31, 2024, 2023, 2022 and 2021, the Company recorded interest and investment income from its short-term equity securities of $302,366, $308,860, $32,933 and $1,374 in the consolidated statements of operations, respectively, of which $107,795, $282,246, $34,514 and $871 were recorded as unrealized gain for the years ended December 31, 2024, 2023, 2022 and 2021, respectively.

Short-term investments classification as of December 31, 2024, 2023, 2022 and 2021 were shown as below:

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Held-to-maturity debt investments	$1,649,810	$1,563,566	$319,679	$1,727,106
Available-for-sale debt investments	2,134,316	1,157,885	408,808	—
Equity securities	5,829,202	7,173,124	5,925,181	79,343
Total short-term investments	$9,613,328	$9,894,575	$6,653,668	$1,806,449

Long-term investments

The following table sets forth a breakdown of the categories of long-term investments held by the Company as of the dates indicated:

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Held-to-maturity debt investment	$206,885	$342,892	$380,733	$642,004
Equity securities	—	294,620	921,407	—
Equity method investments	278,384	236,212	117,780	13,831
Private equity investments without readily determinable fair values	6,080	6,118	6,159	—
Total long-term investments	$491,349	$879,842	$1,426,079	$655,835

Long-term held-to-maturity debt investments

As of December 31, 2024, 2023, 2022 and 2021, the Company's amortized cost of held-to-maturity debt investments was $206,885, $342,892, $380,733 and $642,004, respectively. There were no unrealized gains or losses for any of the periods presented. During the years ended December 31, 2024, 2023, 2022 and 2021, the Company recorded interest and investment income from its long-term held-to-maturity investment of $26,418, $9,760, $18,724 and $14,143 in the consolidated statements of operations, respectively.

Long-term equity securities

During the years ended December 31, 2024, 2023, 2022 and 2021, the Company recorded investment income from its long-term equity securities of $nil, $32,334, $2,842 and $nil as unrealized gain in the consolidated statements of operations, respectively.

Equity method investments

		Equity method investment balance		Equity method income (loss)
		December 31,		For the year ended December 31,
	Ownership Percentage	2024	2023 (Restated)	2024	2023 (Restated)
SKY Biologics Co., Ltd	45.00%	$93,281	$101,537	$(7,895)	$(1,756)
VIVO (Suzhou) Health Industry Investment Fund L.P.	15.70%	96,178	55,283	1,324	(432)
Vivo Innovation Fund II, L.P.	16.86%	34,216	30,459	(549)	303
Vivo Co-Invest (S), L.P.	100.00%	7,905	7,961	(42)	(19)
Keyvac Biyolojik Ürünler Sanayi ve Ticaret Anonim Şirketi	55.00%	28,312	24,707	4,341	(8,424)
Chongqing Evaheart MEDICAL Device Co., Ltd	7.06%	11,960	13,230	(922)	(857)
UPH Biopharmaceutical (Private) Limited	51.00%	—	219	(216)	(276)
Others		6,532	2,816	1,259	—
Total equity method investments		$278,384	$236,212	$(2,700)	$(11,461)

		Equity method investment balance		Equity method income (loss)
		December 31,		For the year ended December 31,
	Ownership Percentage	2022 (Restated)	2021 (Restated)	2022 (Restated)	2021 (Restated)
SKY Biologics Co., Ltd	45.00%	$—	$—	$—	$—
VIVO (Suzhou) Health Industry Investment Fund L.P.	15.70%	57,351	—	(659)	—
Vivo Innovation Fund II, L.P.	16.86%	22,179	—	3,458	—
Vivo Co-Invest (S), L.P.	100.00%	7,965	—	(97)	—
Keyvac Biyolojik Ürünler Sanayi ve Ticaret Anonim Şirketi	55.00%	27,384	10,693	5,060	2,628
Chongqing Evaheart MEDICAL Device Co., Ltd	7.06%	—	—	—	—
UPH Biopharmaceutical (Private) Limited	51.00%	—	—	—	—
Others		2,901	3,138	—	—
Total equity method investments		$117,780	$13,831	$7,762	$2,628

Equity investment in Keyvac Biyolojik Ürünler Sanayi ve Ticaret Anonim Şirketi

In 2021, Sinovac LS through one of its wholly owned subsidiaries Sinovac Life Sciences (Hainan) Co., Ltd. and a business partner in the Republic of Turkey formed a joint venture Keyvac Biyolojik Ürünler Sanayi ve Ticaret Anonim Şirketi ("Keyvac") in the Republic of Turkey, with the focus on manufacturing and commercialization of vaccines. The Company owns about 55.0% of Keyvac, and accounts for this investment under the equity method in accordance with ASC 323 due to the joint control over Keyvac's operations through board of directors representation and voting rights.

Equity investment in Chongqing Evaheart MEDICAL Device Co., Ltd.

In February 2023, Sinovac LS invested in Series A Financing of Chongqing Evaheart MEDICAL Device Co., Ltd. ("Evaheart") and recognized a equity method goodwill. The Company as a reporting issuer indirectly owns about 7.06% of Evaheart as of December 31, 2024. The Company was considered to have significant influence over Evaheart and accounts for such investment as an equity method investment in accordance with ASC 323, because the Company has veto right on significant matters and can actively participate in the operating and financing policies of Evaheart through its board of directors representation and voting rights.

Equity investment in UPH Biopharmaceutical (Private) Limited

In April 2023, Sinovac LS entered into a joint venture agreement with JW SEZ (Private) Limited and Hong Kong Tantu Co., Limited to establish UPH Biopharmaceutical (Private) Limited ("UPH") to manufacture and commercialize plasma products in Pakistan. The Company owns about 51.0% of UPH as of December 31, 2024, and accounts for such investment under the equity method in accordance with ASC 323 due to the joint control over UPH's operations through board of directors representation and voting rights. During 2024, the Company reassessed its investment of UPH and determined that the associated operational and compliance risks were no longer aligned with the Company's long-term strategic objectives. As a result, the Company decided to exit the Pakistani market and fully impaired its investment in UPH during the year, and recorded an impairment loss of $216 in 2024.

Equity investment in SKY Biologics Co., Ltd.

In August 2023, the Company through its wholly owned subsidiary Sinovac Hong Kong entered into an agreement with Keding Investment Limited, a related party of the Company, to establish SKY Biologics Co., Ltd ("SKY Biologics") to seek for investment opportunities in other biotech companies. Sinovac Hong Kong invested a total of $102.9 million representing 45.00% of SKY Biologics and can exercise significant influence on SKY Biologics through its voting rights and therefore, accounts for such investment under the equity method in accordance with ASC 323. Pursuant to the investment agreement, certain executive officers of the Company hold executive positions at SKY Biologics.

Equity investment in BogotaBio S.A.S.

In January 2024, Sinovac Beijing, Sinovac LS and Sinovac Dalian entered into a joint venture agreement with the Bogota City Government's Health Department in Colombia to establish BogotaBio S.A.S. ("BogotaBio") to manufacture and commercialize vaccines. The Company owns about 11.26% of BogotaBio as of December 31, 2024, and accounts for this investment under the equity method in accordance with ASC 323 considering the Company can exercise significant influence on BogotaBio. As of December 31, 2024, the Company had an unpaid cash capital contribution of $2,632.

Equity investment in others

In 2021, 2022, 2023 and 2024, the Company, through its subsidiaries, invested in certain limited partnerships and accounts for the investments under the equity method. During the years ended December 31, 2024, 2023, and 2022, we entered into successive investments in certain Vivo Capitals funds. As of December 31, 2024, the total committed capital contribution to VIVO (Suzhou) Health Industry Investment Fund L.P. was $137 million, with $96 million contributed and $41 million still unpaid. The total committed capital contribution to Vivo Innovation Fund II, L.P. was $50 million, with $37 million contributed and $13 million still unpaid. The Company holds a 100% limited partner interest in Vivo Co-Invest (S), L.P., but does not exercise control over the entity. Because pursuant to the partnership agreement, the Company, in its capacity as a limited partner, is prohibited from participating in the partnership's management, daily operations, or business activities, and has no authority to act on behalf of the partnership.

Other investments

The Company invests in equity securities of certain companies whose securities are not publicly traded and fair value is not readily determinable and where the Company has concluded it does not have significant influence based on its ownership percentage and other factors. These investments are recorded at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. In 2022, the Company, through its wholly owned subsidiary, Sinovac Hong Kong, and Sinovac Biomed, invested in companies that operate in the biotech supply chain industry. There were no impairment charges recognized on equity investments without readily determinable fair value for the years ended December 31, 2024, 2023 and 2022.

7. Trust for Incentive

In June 2022, the Company approved a long term incentive plan in the aggregate amount of $1.4 billion to all employees within the Company following the Company's successful COVID-19 campaign (the "Incentive Plan"). To implement the Incentive Plan, Sinovac Trust for Incentive (the "Trust") between Sinovac LS and CITIC Trust Co., Ltd (the "Trustee") has been set up.

The Company had the direct ability to control the Trust as the Trustee is required to act in accordance with the Trust deed and because the Company had the power to direct the activities of the Trust, the Trust was consolidated into the Company's consolidated financial statements. The assets held in the Trust that were being used as investments to satisfy the Company's obligations under the Incentive Plan were recorded in short-term investments and restricted cash in the amount of $550 million (2023 - $633 million, 2022 - $nil), and in long-term investments in the amount of $nil (2023 - $295 million, 2022 - $931 million) as of December 31, 2024.

The Company recognizes compensation expense for its multi-year Employee Incentive Plan over the service periods specified in the plan, which typically aligns with the periods during which employees earn the bonus form the Trust. $375 million were paid under the Incentive Plan during the year ended December 31, 2024 (2023 - nil, 2022 - $535 million). $244 million had been accrued as deferred compensation liability as of December 31, 2024 (2023 - $353 million, 2022 - $780 million).

In January 2026, the Trust terminated on the due date and all principal and income under the Trust had been fully distributed.

8. Accounts Receivable, net

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Trade receivables	$324,882	$423,955	$479,818	$923,190
Allowance for credit losses	(23,995)	(13,438)	(12,469)	(9,059)
	300,887	410,517	467,349	914,131
Other receivables	5,760	14,892	19,680	29,075
Allowance for credit losses	(80)	(464)	(435)	(471)
Accounts receivable, net	$306,567	$424,945	$486,594	$942,735

The allowance for credit losses reflects the Company's best estimate of probable losses inherent in the accounts receivable balance.

The Company estimates the allowance based on historical experience, the age of the accounts receivable balances, credit quality of the Company's customers, current and forecasted future economic conditions, and other factors that may affect customers' ability to pay. For the years ended December 31, 2024, 2023, 2022 and 2021, additions to the allowance for credit losses, write-offs and recoveries of trade receivables were not material to the Company's consolidated financial statements.

The movements of the allowance for credit losses were as follows:

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Balance at the beginning of the year	$(13,902)	$(12,904)	$(9,530)	$(7,140)
Provision for credit losses	(12,306)	(2,638)	(4,268)	(2,967)
Recoveries collected and write-off	1,600	1,268	66	775
Foreign currency translation adjustments	533	372	828	(198)
Balance at the end of the year	$(24,075)	$(13,902)	$(12,904)	$(9,530)

The Company's maximum exposure to credit risk at the balance sheets date relating to trade receivables is summarized as follows:

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Aging within one year, net of allowance for credit losses	$214,548	$326,404	$396,629	$893,328
Aging greater than one year, net of allowance for credit losses	86,339	84,113	70,720	20,803
Trade receivables, net	$300,887	$410,517	$467,349	$914,131

9. Inventories

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Raw materials	$31,589	$61,651	$87,998	$111,711
Work in progress	37,054	39,367	41,115	141,328
Finished goods	28,277	34,591	46,174	138,033
Total inventories	$96,920	$135,609	$175,287	$391,072

For the year ended December 31, 2024, inventories amounting to $3,799 that are not expected to be consumed within the Company's normal operating cycle are classified as other non-current assets (2023 - $ 4,528, 2022 - $4,851, 2021 - $1,584).

Inventory provisions, which arise from excess, obsolescence, expiry, or other factors, are recognized as a component of cost of sales within the Company's consolidated statements of operations. For the year ended December 31, 2024, the inventory provision was $37,112 (2023 – $49,792, 2022 – $160,323, 2021 – $44,190) .

10. Property, Plant and Equipment, net

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Cost
Construction in progress	$178,952	$146,806	$327,778	$166,166
Plant and buildings	411,143	395,169	326,902	266,455
Machinery and equipment	560,274	550,230	343,400	327,316
Motor vehicles	4,024	3,972	4,987	4,804
Office equipment and furniture	38,971	39,497	28,959	13,425
Leasehold improvements	287,616	329,124	215,477	210,092
Land	6,234	7,020	7,272	7,227
Total cost	$1,487,214	$1,471,818	$1,254,775	$995,485
Less: Accumulated depreciation	486,005	408,607	265,046	140,450
Less: Accumulated impairment	120,241	111,233	—	—
Property, plant and equipment, net	$880,968	$951,978	$989,729	$855,035

As of December 31, 2024, certain buildings and machinery of Sinovac Dalian with a net book value of $24,755 (2023 - $27,600, 2022 - $29,974, 2021 - $33,488) were pledged as collateral for a bank loan from China Everbright Bank (note 14 (a)).

As of December 31, 2024, buildings of Sinovac Yidao Technology Co, ltd. with a net book value of $45,856 (2023 - $68,017) were pledged as collateral for a bank loan from Bank of Beijing (note 14 (c)).

As of December 31, 2024, construction in progress of Sinovac Biotech (Yidao) Co., Ltd. with a net book value of $105,779 (2023 -$58,179) were pledged as collateral for a bank loan from China Construction Bank (note 14 (d)).

As of December 31, 2022, buildings of Sinovac Dalian with a net book value of $1,066 (2021 - $1,214) were pledged as collateral for a bank loan from China Merchants Bank (note 14 (b)). As of December 31, 2023, the outstanding balance of the loan was fully repaid.

As of December 31, 2021, buildings of Sinovac Dalian with a net book value of $2,207 were pledged as collateral for a bank loan from Bank of China (note 14 (e)). As of December 31, 2022, the outstanding balance of the loan was fully repaid.

Net depreciation expense for the year ended December 31, 2024 was $110,227 (2023 - $157,446, 2022 - $152,702, 2021 - $85,066), after deduction of amortized government grants specifically related to qualified property, plant and equipment.

Loss on disposal of equipment for the year ended December 31, 2024 was $2,285 (2023 - gain $2,592, 2022 - loss $5,884, 2021 - loss $977).

No impairment charges on long-lived assets was recorded in 2022 and 2021. As the COVID pandemic came to an end in 2023, we identified impairment indicators on certain of our machinery, equipment and leasehold improvements. We performed a recoverability test by comparing the forecasted undiscounted cash flow to be generated from continuous use of these assets to the asset carrying values. As the carrying values exceeded the projected undiscounted cash flow, we measured the impairment amount by estimating the fair value of the assets using discounted cash flow approach. The estimate also considers physical deterioration, economic obsolescence, and alternative future use. The impairment of $111,314 was recorded as of December 31, 2023. We identified additional impairment indicators on certain of our machinery, equipment and leasehold improvements in 2024, and recorded additional $8,937 of impairment for the year ended December 31, 2024.

We identified drop of lease market price on certain plants located at Daxing District in Beijing. We performed a recoverability test by comparing the forecasted undiscounted cash flow to be generated from continuous use of these plants to the asset carrying values. As the carrying values exceeded the projected undiscounted cash flow, we measured the impairment amount by estimating the fair value of the assets. We determined the fair value using the income approach by capitalizing the existing rental income for the lease agreements terms and futural market rental income for the remaining term until land use right expiry date. The estimate also considers physical deterioration, economic obsolescence, and alternative future use. It was determined the fair value of these assets was $188,640 compared to the carrying value of $207,697 as at December 31, 2024. The impairment of $19,057 was recorded for the year ended December 31, 2024

11. Prepaid Land Use Rights, net

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Prepaid land use rights, net	$74,040	$76,119	$78,356	$44,872
Less: accumulated amortization	(12,515)	(10,579)	(8,541)	(5,142)
Net carrying value	$61,525	$65,540	$69,815	$39,730

As of December 31, 2024, prepaid land use right of Yihoo Biotech Co, Ltd with a net book value of $4,304 was pledged as collateral for a bank loan from China Construction Bank (note 14 (d)).

As of December 31, 2024, prepaid land use rights of Sinovac Biotech (Yidao) Co., Ltd. with a net book value of $18,654 (2023 - $20,273) were pledged as collateral for a bank loan from China Construction Bank (note 14 (d)).

Amortization expense for prepaid land use rights for the year ended December 31, 2024 was $2,257 (2023 - $2,288, 2022 - $3,571, 2021 - $2,228).

12. Intangible Assets, net

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Computer software	$10,928	$10,117	$10,411	$1,780
Less: accumulated amortization	2,774	1,597	712	300
Net Computer software	$8,154	$8,520	$9,699	$1,480
IPR&D	114,425	—	—	—
Net Carrying value	$122,579	$8,520	$9,699	$1,480

Amortization expense for intangible assets for the year ended December 31, 2024 was $1,052 (2023 - $998, 2022 - $445, 2021 - $183).

IPR&D presents capitalized research and development expenditure acquired in September 2024 not amortized until completion or abandonment of the associated research and development efforts. There is no impairment as of December 31, 2024.

Future amortization expense for intangible assets as of December 31, 2024 were as follows:

December 31,
2024
2025	$1,125
2026	1,072
2027	1,067
2028	1,067
2029	1,067
Thereafter	2,756
Total future amortization expense	$8,154

13. Leases

The Company's operating leases mainly related to plants and buildings, some of which include options to extend leases that have not been included in the calculation of the Company's lease liabilities and right-of-use assets. The Company recognizes rent on a straight-line basis over the expected term of the lease, which includes rent holidays and scheduled rent increases. For leases with terms greater than 12 months, the Company records the related asset and lease liability at the present value of lease payments over the lease term.

As of December 31, 2024, there were no finance leases entered into by the Company.

As of December 31, 2024, the weighted average remaining lease term was 7.4 years (2023 - 9.1 years, 2022 - 10.1 years, 2021 - 10.0 years) and weighted average discount rate was 4.4% (2023 - 4.9%, 2022 - 4.9%, 2021 - 4.9%) for the Company's operating leases. Operating leases cost excluding short-term leases for the year ended December 31, 2024 was $5,252 (2023 - $8,169, 2022 - $10,261, 2021 - $14,964). Short-term leases cost for the year ended December 31, 2024 was $1,228 (2023 - $898, 2022 - $1,114, 2021 - $2,282). Supplemental cash flow information related to operating leases was as follows:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Cash payments for operating leases	$4,139	$7,955	$11,765	$11,752
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$—	$—	$50,611

Future lease payments under operating leases as of December 31, 2024 were as follows:

2024
2025	$3,017
2026	2,499
2027	2,551
2028	2,541
2029	2,537
Thereafter	5,137
Total future lease payments	18,282
Less: Imputed interest	2,718
Total lease liability balance	$15,564

As of December 31, 2024, there were no operating leases that have not yet commenced.

14. Bank Loans

Summarized below are bank loans as of December 31, 2024, 2023, 2022 and 2021:

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
China Everbright Bank (a)	$856	$1,440	$293	$785
China Merchants Bank (b)	118,459	74,649	—	117
Bank of Beijing (c)	68,404	—	—	—
China Construction Bank (d)	13,700	—	—	—
Bank of China (e)	6,124	—	—	2,197
Bank Of Chengdu (f)	2,055	—	—	—
Chengdu Rural Commercial Bank (g)	1,362	—	—	—
China Minsheng Banking (h)	959	—	—	—
Short-term bank loans and current portion of long-term bank loans	$211,919	$76,089	$293	$3,099
China Everbright Bank (a)	2,768	9,736	11,513	12,618
China Merchants Bank (b)	34,222	70,409	—	50
Bank of Beijing (c)	27,400	70,424	—	—
China Construction Bank (d)	93,970	27,248	—	—
Bank of China (e)	5,480	—	—	—
Long-term bank loans	$163,840	$177,817	$11,513	$12,668
Total bank loans	$375,759	$253,906	$11,806	$15,767

(a) On November 17, 2020, Sinovac Dalian entered into a maximum credit facility of $27,400 (RMB200 million) with China Everbright Bank to finance its purchase of property, plant and equipment, with a term from November 17, 2020 to November 16, 2028. The loan bears annual interest rate at 123 basis points above the prime rate of a five-year term loan published by the People's Bank of China, at 5.88% in November 2020, at above such prime rate, at 5.25% in November 2022, and at 145 basis points below such prime rate, at 2.85% in May 2023. Principal installment repayments began in 2023 and shall be fully paid by November 16, 2028. As of December 31, 2024, $856 (RMB6 million) is recorded in bank loans due within one year and $2,768 (RMB20 million) is recorded in long-term bank loans. Certain construction in progress, properties, and machinery and equipment of Sinovac Dalian have been pledged as collateral, with a contractually agreed collateral value of $18,808 (RMB137 million). The facility was guaranteed by Dalian Jin Gang Group, who covers all amounts due under the credit facility, including principal, interest, and related costs.

On March 1, 2021, Sinovac Dalian entered into a maximum credit facility of $2,740 (RMB20 million) with China Everbright Bank to finance its working capital, with a term from March 1, 2021 to February 28, 2022. The loans bore an annual interest rate of 5.22%. The principal was been fully repaid in 2022. The facility was guaranteed by Dalian Jin Gang Group, who covers all amounts due under the credit facility, including principal, interest, and related costs.

(b) On January 12, 2023, Sinovac LS entered into a maximum credit facility of $205,499 (RMB1,500 million) with China Merchants Bank to support its daily operation. The loans bear an annual interest rate at 60 to 85 basis point below the prime rate of a one-year term loan published by the People's Bank of China, at 2.8% to 2.85%. Principal installment repayments began in 2023 and shall be fully paid by January 24, 2026. As of December 31, 2024, $102,736 (RMB750 million) is recorded in bank loans due within one year and $34,222 (RMB250 million) is recorded in long-term bank loans.

On December 18, 2023, Sinovac Beijing entered into a maximum credit facility of $27,400 (RMB200 million) with China Merchants Bank to support its daily operation. The loans bear annual interest rate at 60 basis point below the prime rate of a one-year term loan published by the People's Bank of China, at 2.85%. Principal installment repayments began in 2025 and shall be fully paid by April 22, 2025. As of December 31, 2024, $13,668 (RMB100 million) is recorded in bank loans due within one year.

On May 26, 2020, Sinovac Dalian entered into a credit facility of $297 (RMB2 million) with China Merchants Bank to finance its purchase of a property, with a term from May 26, 2020 to May 21, 2023. The loan bore annual interest at 175 basis points above the prime rate of a one-year term loan published by the People's Bank of China, at 5.60%. As of December 31, 2021, $117 (RMB0.7 million) was recorded in short-term bank loans and $49 (RMB0.3 million) in long-term bank loans. The principal was been fully repaid in 2022. Certain properties of Sinovac Dalian with an aggregate collateral value of $600 (RMB4 million) were pledged as collateral.

On June 28, 2024, Sinovac Chengdu entered into a maximum credit facility of $2,055 (RMB15 million) with China Merchants Bank to support its daily operation. The loans bear annual interest rate at 25 basis point below the prime rate of a one-year term loan published by the People's Bank of China, at 3.2%. Principal installment repayments began in 2024 and shall be fully paid by June 27, 2025. As of December 31, 2024, $2,055 (RMB15 million) is recorded in bank loans due within one year.

(c) On April 14, 2023, Sinovac LS entered into a maximum credit facility of $68,500 (RMB500 million) with Bank of Beijing to support its daily operation. The loan bears annual interest rate from 75 basis point to 80 basis point below the prime rate of a one-year term loan published by the People's Bank of China, ranges from 2.65% to 2.90%. Principal installment repayments begin in 2025 and shall be fully paid by April 28, 2026. As of December 31, 2024, $41,100 (RMB300 million) is recorded in bank loans due within one year and $27,400 (RMB200 million) is recorded in long-term bank loans. Sinovac Yidao Technology Co., Ltd. pledged properties with a collateral value of $68,017 (RMB482 million) at the time of pledge to secure the loan from Sinovac LS.

On January 25, 2024, Sinovac Beijing entered into a maximum credit facility of $68,500 (RMB500 million) with Bank of Beijing to support its daily operation. The loans bear annual interest rate at 60 basis point below the prime rate of a one-year term loan published by the People's Bank of China, at 2.75% to 2.85%. Principal installment repayments begin in 2025 and shall be fully paid by February 28, 2025. As of December 31, 2024, $27,304 (RMB199 million) is recorded in bank loans due within one year.

(d) On May 31, 2023, Sinovac Biotech (Yidao) Co., Ltd. entered into a maximum credit facility of $178,099 (RMB1,300 million) with China Construction Bank to finance its purchase of property, plant and equipment, with a term from June 15, 2023 to June 14, 2041. The loan bears annual interest rate at 118 basis point below the prime rate of a five-year term loan published by the People's Bank of China, at 2.77% to 3.12%. Principal installment repayments begin in 2026 and shall be fully paid by June 14, 2041. As of December 31, 2024, $76,018 (RMB555 million) is recorded in long-term bank loans. Certain construction in progress and prepaid land use rights of Sinovac Biotech (Yidao) Co., Ltd. have been pledged as collateral, with a contractually agreed collateral value of $100,964 (RMB737 million).

On November 29, 2023, Yihoo Biotech Co.,Ltd. entered into a maximum credit facility of $41,100 (RMB300 million) with China Construction Bank to finance its purchase of property, plant and equipment, with a term from January 17, 2024 to November 28, 2043. The loan bears annual interest rate at 140 basis point below the prime rate of a five-year term loan published by the People's Bank of

China, at 2.55%. Principal installment repayments begin in 2025 and shall be fully paid by November 28, 2043. As of December 31, 2024, $17,952 (RMB131 million) is recorded in long-term bank loans. Certain prepaid land use right of Yihoo Biotech Co.,Ltd. have been pledged as collateral, with a contractually agreed collateral value of $4,376 (RMB32 million).

On September 29, 2024, Sinovac Beijing entered into a maximum credit facility of $13,700 (RMB100 million) with China Construction Bank to support its daily operation. The loans bear annual interest rate at 75 basis point below the prime rate of a one-year term loan published by the People's Bank of China, at 2.6%. Principal installment repayments begin in 2025 and shall be fully paid by September 29, 2025. As of December 31, 2024, $13,700 (RMB100 million) is recorded in bank loans due within one year.

(e) On September 23, 2024, Sinovac Beijing entered into a maximum credit facility of $61,650 (RMB450 million) with Bank of China to support its daily operation. The loans bear annual interest rate at 85 basis point below the prime rate of a one-year term loan published by the People's Bank of China, at 2.25%-2.5%. Principal installment repayments begin in 2025 and shall be fully paid by April 13, 2026. As of December 31, 2024, $5,754 (RMB42 million) is recorded in bank loans due within one year and $5,480 (RMB40 million) is recorded in long-term bank loans.

On December 9, 2020, Sinovac Dalian entered into a credit facility of $2,740 (RMB20 million) with Bank of China for working capital purposes. The loans bore an annual interest rate of 4.40%. The principal was been fully repaid in 2022. Certain property with a collateral value of $6,922 (RMB51 million) was been pledged as collateral.

On September 27, 2023, Sinovac Chengdu entered into a maximum credit facility of $411 (RMB3 million) with Bank of China to support its daily operation. The loans bear annual interest rate at 30 basis point above the prime rate of a one-year term loan published by the People's Bank of China, at 3.65%. Principal installment repayments began in 2024 and shall be fully paid by March 26, 2025. As of December 31, 2024, $370 (RMB3 million) is recorded in bank loans due within one year.

(f) Sinovac Chengdu entered into a maximum credit facility of $685 (RMB5 million) on January 13, 2023 and another maximum credit facility of $1,370 (RMB10 million) on March 15, 2024 with Bank Of Chengdu to support its daily operation. The loans bear annual interest rate at the prime rate of a one-year term loan published by the People's Bank of China, at 3.45% - 4.1%. Principal installment repayments begin in 2025 and shall be fully paid by March 14, 2025. As of December 31, 2024, $2,055 (RMB15 million) is recorded in bank loans due within one year. The loan is guaranteed by Chengdu Small and Medium Enterprises Financing Guarantee Co., Ltd., secured by certain patent with a collateral value of $685 (RMB5 million).

(g) On March 20, 2024, Sinovac Chengdu entered into a maximum credit facility of $2,055 (RMB15 million) with Chengdu Rural Commercial Bank to support its daily operation. The loans bear annual interest rate at 65 basis point above the prime rate of a one-year term loan published by the People's Bank of China, at 4.1%.Principal installment repayments begin in 2025 and shall be fully paid by March 14, 2025. As of December 31, 2024, $1,362 (RMB10 million) is recorded in bank loans due within one year. Certain patent was pledged as collateral.

(h) On March 20, 2024, Sinovac Chengdu entered into a maximum credit facility of $1,370 (RMB10 million) with China Minsheng Banking to support its daily operation. The loans bear annual interest rate at 15 basis point above the prime rate of a one-year term loan published by the People's Bank of China, at 3.6%. Principal installment repayments begin in 2025 and shall be fully paid by March 19, 2025. As of December 31, 2024, $959 (RMB7 million) is recorded in bank loans due within one year.

Aggregate maturities of loans for future years following December 31, 2024 are as follows:

December 31,
2024
2025	$211,919
2026	69,221
2027	1,678
2028	3,191
2029	4,795
Thereafter	84,955
Total	$375,759

The weighted average interest rate for all short-term and long-term bank loans was 2.79% in 2024 (2023 - 2.83%, 2022 - 5.25%, 2021 - 5.64%). The weighted average interest rate for short-term loans was 2.82% in 2024 (2023 - 2.80%, 2022 - 5.25%, 2021- – 4.65%). As of December 31, 2024, the aggregate amounts of unused lines of credit for short-term and long-term loans are $371 million (RMB2.7 billion).

15. Related Party Transactions and Balances

(a) The Company entered into the following transactions in the normal course of operations with related parties:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Rent expenses to SinoBioway Biotech Group Co. Ltd. ("SinoBioway") (i)	$—	$252	$796	$830
Rent expenses to Dalian Jin Gang Group ("Jin Gang") (ii)	21	22	23	21
Interest income from Keyvac (iii)	876	—	—	—
Interest income from Synermore Biologics (Suzhou) Co., Ltd. ("Synermore") (iv)	263	—	—	—
Sales revenue from Keyvac (v)	10,980	—	—	—
Service revenue from Synermore Biologics (Suzhou) Co., Ltd. ("Synermore") (vi)	206	—	—	—

(i) We entered into four operating lease agreements with SinoBioway, the non-controlling shareholder of Sinovac Beijing, with respect to Sinovac Beijing's production plant and laboratory in Beijing, China. The titles of those property we leased were transferred to Beijing Haixinyu Urban Renewal Group Co., Ltd. since May 2023, and the lease is not deemed as transactions with related parties.

(ii) In 2019, the Company entered into an operating lease agreement with Jin Gang, the non-controlling shareholder of Sinovac Dalian, to rent refrigeration storage. As of December 31, 2024, no right-of use asset and non-current lease liability related to the lease with Jin Gang were recorded, as the agreement expired on December 31, 2024.

(iii) In 2024, the Company entered into two loan agreements with Keyvac, with a total principles amounted $25 million. These loans will be repaid on June 8, 2027 and December 19, 2027 respectively. These loans were unsecured, bearing an annual interest rate at 8% and payable quarterly. The amount represents the interest income for the year ended December 31, 2024.

(iv) In 2024, the Company entered into a loan agreement with Synermore, a subsidiary of SKY Biologics, with an amount of principle $9 million (RMB 63 million). A supplementary agreement was signed in May 2025, whereby the loan term has been extended from May 21, 2025 to May 21, 2028. This loan was unsecured, bearing an annual interest rate at 5% and payable on due date. The amount represents the interest income for the year ended December 31, 2024.

(v) In 2024, the Company sold vaccines to Keyvac, and the amount represents revenue from vaccines sales for the year ended December 31, 2024.

(vi) In 2024, the Company provided vaccine pharmacovigilance services to Synermore, and the amount represents the revenue from services provided for the year ended December 31, 2024.

(vii) In 2023, Sinovac Life Sciences entered into an agreement with China Minsheng Bank Co., Ltd to provide a loan guarantee to SKY Biologics in the amount of approximately $194.4 million (RMB1.4 billion). Sinovac Hong Kong and Keding Investment (Hong Kong) Limited hold 45.00% and 55.00% equity interests in SKY Biologics, respectively, and also have provided counter guarantees to Sinovac Life Science proportionately with respect to its loan guarantee.

On April 24, 2026, the Company approved Sinovac Hong Kong to provide a loan of $11,000 to SKY Biologics for its operation. As of April 30, 2026, the loan agreement has not been signed.

(b) The Company had the following significant related party balances as of December 31, 2024, 2023, 2022 and 2021:

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Current:
Due from
Interest receivable (i)	$538	$—	$—	$—
Accounts receivable (ii)	10,893	—	—	—
Due to
Loan (iii)	—	—	4,350	1,569
Interest payable (iii)	—	—	8	13
Non - current:
Due from
Loan (i)	33,612	—	—	—
Due to
Loan (iii)	—	—	—	4,708
	$45,043	$—	$4,358	$6,290

(i) The balance of loan and interest receivable due from Keyvac as of December 31, 2024 were $24,848 and $275, respectively. The balance of loan and interest receivable due from Synermore as of December 31, 2024 were $8,764 and $263, respectively.

(ii) The balance of accounts receivable due from Keyvac and Synermore resulted from revenue from vaccines sales and services were $10,813 and $80, respectively as of December 31, 2024.

(iii) As of December 31, 2022, the Company has a loan due to Dalian Jin Gang Group, the non-controlling shareholder of Sinovac Dalian, with a total amount of $4,350 (RMB30 million) (2021 - $6,277 (RMB40 million) ). The loan is unsecured, bearing interest at 6.5% per year and payable monthly. As of December 31, 2022, $8 interest was recorded on the loans from the non-controlling shareholder (2021 - $13). Interest of $177, $367 and $929 was paid to the non-controlling shareholder for the years ended December 31, 2023, 2022 and 2021, respectively. The principal of the loan was fully repaid in 2023.

16. Accounts Payable and Accrued Liabilities

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Trade payables	$12,250	$12,945	$19,883	$58,472
Machinery and equipment payables	42,716	54,138	67,392	84,730
Accrued expenses	156,595	185,368	240,090	496,960
Sales return accrued liabilities	35,095	66,876	19,975	34,163
Value added tax payable	904	1,619	1,784	18,068
Withholding tax payable	9,406	742	254,282	9,800
Other tax payable	799	488	2,998	6,703
Bonus and benefit payables	496,883	640,288	301,149	308,848
Other payables	48,348	26,781	17,101	11,950
Total accounts payable and accrued liabilities	$802,996	$989,245	$924,654	$1,029,694

17. Income Taxes

Antigua and Barbuda

Under the current laws of Antigua and Barbuda, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Antigua and Barbuda withholding tax will be imposed.

Hong Kong

Under Hong Kong tax laws, including the Hong Kong two-tiered profits tax regime, Sinovac Hong Kong is subject to Hong Kong Profits Tax at 8.25% on the first HK$2 million of assessable profits and 16.5% on the remaining assessable profits, and is exempted from income tax on its foreign-derived income. There are no withholding taxes in Hong Kong on remittance of dividends.

Singapore

Under Singapore tax laws, Sinovac Singapore is subject to Singapore Income Tax rate at 17%, and is exempted from income tax on its foreign-derived income. There are no withholding taxes in Singapore on remittance of dividends.

Mainland China

Effective from January 1, 2008, the PRC's statutory income tax rate is 25%. Sinovac Beijing and Sinovac Dalian reconfirmed its "High and New Technology Enterprises" ("HNTE") status in 2020 and 2023, respectively for a period of three years each time. As a result, subject to satisfaction of applicable criteria as confirmed by the competent authorities, Sinovac Beijing and Sinovac Dalian are entitled to a reduced enterprise income tax ("EIT") rate of 15% from 2020 to 2025. Sinovac LS confirmed its HNTE status in 2020 for a period of three years. Although the HNTE status was reconfirmed in 2023, the applicable criteria required for HNTE status should be maintained on a three-year rolling basis. Failure in meeting these criteria could result in the entity losing its HNTE status.

The Company's income before income tax consists of:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Non-PRC	$146,723	$138,908	$45,201	$94,233
PRC	(103,886)	(223,395)	(93,685)	17,473,476
Total	$42,837	$(84,487)	$(48,484)	$17,567,709

The Company's income taxes consists of:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Current income tax expense	$(58,587)	$(53,780)	$(95,117)	$(2,939,437)
Deferred tax benefit (expense)	56,406	17,409	83,634	(508,499)
Total income tax expense	$(2,181)	$(36,371)	$(11,483)	$(3,447,936)

The following is a reconciliation of the Company's total income tax expenses to the amount computed by applying the PRC statutory income tax rate of 25% to its income before income taxes for the years ended December 31, 2024, 2023,2022 and 2021:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Income (loss) from continuing operations before income taxes	$42,837	$(84,487)	$(48,484)	$17,567,709
Income tax benefit (expense) at the PRC statutory rate	(10,709)	21,122	12,121	(4,391,927)
International tax rate differential	10,719	10,553	2,433	5,451
Super deduction for research and development expenses	33,505	42,183	65,085	29,687
Nontaxable or non-deductible expenses	7,895	(556)	(25,861)	(57,091)
Effect of preferential tax rate	3,732	7,010	(24,343)	1,762,831
Change in valuation allowance	(68,896)	(155,746)	(90,563)	(12,110)
Effect of PRC withholding tax	15,956	(6,034)	36,791	(781,259)
Changes of tax rate	—	49,532	—	—
Other adjustments	5,617	(4,435)	12,854	(3,518)
Income tax expense	$(2,181)	$(36,371)	$(11,483)	$(3,447,936)

The tax effects of temporary differences that give rise to the Company's deferred tax assets and liabilities are as follows:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Inventories	16,147	15,254	16,571	2,872
Accrued expenses, payroll and others	77,538	107,320	93,351	34,904
Deferred government grants	387	1,195	2,849	2,444
Intangible assets amortization	9,253	6,031	8,148	7,644
Fixed assets depreciation	30,042	33,367	2,209	1,775
Lease liability	30,575	47,366	27,729	29,005
Net operating losses carried forward	259,651	179,767	23,527	12,691
Deferred tax assets	$423,593	$390,300	$174,384	$91,335
Less: valuation allowance	313,303	252,274	99,794	12,381
Deferred tax assets, net	$110,290	$138,026	$74,590	$78,954
Accelerated depreciation of fixed assets	(733)	(5,130)	(10,839)	(19,996)
Right-of-use assets	(30,354)	(47,269)	(28,176)	(27,422)
Tax on capital gains and interest income	(84,774)	(75,490)	(11,096)	(3,816)
Long-lived assets arising from acquisitions	(38,226)	(29,328)	(32,009)	(32,145)
Withholding tax on PRC subsidiaries' undistributed earnings	(328,879)	(396,496)	(424,435)	(508,749)
Deferred tax liability	$(482,966)	$(553,713)	$(506,555)	$(592,128)
Net deferred tax assets	$37,373	$38,232	$30,134	$27,559
Net deferred tax liability	$(410,049)	$(453,919)	$(462,099)	$(540,733)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible or utilized. The Company considers projected future taxable income and tax planning strategies in making this assessment. Based upon an assessment of the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible or can be utilized.

The Company evaluates its valuation allowance requirements at end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management's judgment about the realizability of deferred tax assets, the impact of valuation allowance is generally reflected in income from operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carry forward period available under applicable tax law. The Company's valuation allowance is $313,303 as of December 31, 2024 (2023 - $252,274, 2022 - $99,794, and 2021 - $12,381).

Tax losses of our Chinese Mainland subsidiaries in the amount of $1,048.1 million (RMB7,650.3 million) as of December 31, 2024 will expire from 2025 to 2029, if not utilized. Tax losses of our Chinese Mainland subsidiaries in the amount of $719.1 million (RMB5,105.4 million) as of December 31, 2023 will expire from 2024 to 2028, if not utilized. Tax losses of our Chinese Mainland subsidiaries in the amount of $94.1 million (RMB648.8 million) as of December 31, 2022 will expire from 2023 to 2027, if not utilized. Tax losses of our Chinese Mainland subsidiaries in the amount of $50.8 million (RMB323.5 million) as of December 31, 2021 will expire from 2022 to 2026, if not utilized.

As of December 31, 2024, deferred tax liabilities of $328,879 represents withholding tax for the potential remittance of earnings from the PRC subsidiaries to Sinovac Hong Kong (2023 - $396,496, 2022 - $424,435, and 2021 - $508,749), accrued at a 10% withholding tax rate. As of December 31, 2022, the Company had not recognized any deferred tax liability on Sinovac Beijing's undistributed earnings of approximately $573,848 (2021 - $476,062), in view of the Company's permanent reinvestment plan. And the amount of unrecognized deferred tax liabilities of the Company was $41,943 (2021 - $34,795). Under the PRC tax regulations, dividends from PRC companies to their overseas parents in respect of earnings derived from January 1, 2008 onwards are subject to PRC dividend withholding tax at 10%, which could be reduced to 5% should treaty benefits be applicable.

The changes in unrecognized tax benefits are as follows:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Balance on January 1	$—	$81	$275	$561
Additions for tax positions of the current year	—	—	—	—
Additions for tax positions of the prior years	—	—	—	—
Settlement with the taxing authority	—	—	—	—
Lapse of statute of limitations	—	(81)	(194)	(286)
Balance on December 31	$—	$—	$81	$275

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, and such interest and penalties are reversed when statute of limitations lapse. For the year ended December 31, 2024, the Company reversed $nil in interest (2023 - $64, 2022 - $106, 2021 - $135). The Company had $nil accrued interest as of December 31, 2024 (2023 - $nil, 2022 - $64, 2021 - $170).

As of December 31, 2024, the Company had unrecognized tax benefits $nil (2023 - $nil, 2022 - $81, 2021 - $275) and such balance was included in "other non-current liabilities". As of December 31, 2024, unrecognized tax benefits amounting to $nil would affect the effective tax rate if recognized (2023 - $nil, 2022 - $81, 2021 - $275). The Company does not expect the amount of unrecognized tax benefits would change significantly in the next 12 months.

18. Sales

The Company's revenue is mainly generated from vaccine sales, and the revenues by market type are as follows:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Sales
EPI	$50,362	$46,481	$695,835	$10,552,058
Private Pay	246,641	356,476	378,855	347,600
Export	64,371	67,213	398,737	8,465,696
Total Sales	$361,374	$470,170	$1,473,427	$19,365,354

Sales from the national expanded program of immunization ("EPI") and the private market mainly generated from Centers for Disease Control ("CDCs") vaccine procurement in China, while international market revenue is mainly generated from sales to the global vaccine alliance and national procurement agency.

Net product sales are recognized net of provisions for sales returns. As of December 31, 2024, sales return accrued liabilities of the Company's vaccine products was $35,094, (2023 - $66,876, 2022 - $19,975 and 2021 - $34,163, respectively. For the years ended 2024,

2023, 2022 and 2021, the Company recorded $28,841, $61,721, $21,722, and $28,038 of provisions for sales returns to deduct gross product sales related to variable consideration, respectively.

As of December 31, 2024, current deferred revenue included $12,211 of advances from customers (2023 - $27,049, 2022 - $25,543, 2021 - $79,718), and Non-current deferred revenue included $nil of advances from the PRC government for stockpiling of H5N1 and hepatitis A vaccines (2023 - $200, 2022 - $206, 2021 - $223).

During the years ended December 31, 2024, 2023, 2022 and 2021, changes in the Company's current deferred revenue were as follows:

	Balance, Beginning of Period	Additions	Deductions	Balance, End of Period
Year end December 31, 2024	$27,049	$6,183	$21,021	$12,211
Year end December 31, 2023	25,543	4,771	3,265	27,049
Year end December 31, 2022	79,718	17,549	71,724	25,543
Year end December 31, 2021	$363,787	$45,180	$329,249	$79,718

During the year ended December 31, 2023, 2022 and 2021, deductions resulted from current deferred revenue are related to the recognition of advances received from the customers as revenue. As the Company fulfills its performance obligations under contracts with customers, the previously recorded advances are recognized as revenue, resulting in a reduction in the short-term deferred revenue balance. During the year ended December 31, 2024, deduction from current deferred revenue resulted from the recognition of advances received from customers as revenue in the amount of $2,623, and from refunds of advances to customers due to sales return in the amount of $18,398.

During the year ended December 31, 2024, 2023, 2022 and 2021, additions mainly resulted from current deferred revenue are due to new advances from EPI and export markets.

Non-current deferred revenue is predominantly attributable to government stockpiling programs. From 2021 through 2023, the balance was substantially unchanged, except for impacts from foreign currency translation. Upon the satisfaction of performance obligations during the year ended December 31, 2024, the balance was fully recognized as revenue, reducing the carrying amount to zero.

19. Deferred Government Grants

Deferred government grants represent funding received from the government for research and development ("R&D") or investment in constructing or improving production facilities. The Company received $586 of government grants in 2024 (2023 - $7,613, 2022 - $5,965, 2021 - $4,406) that were deferred.

Summarized below are deferred government grants as of December 31, 2024, 2023, 2022 and 2021:

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Government grants for property, plant and equipment (a)
Balance at beginning of the year	$4,549	$2,330	$3,005	$3,551
Addition	412	2,752	—	—
Recognized as government grants	(660)	(533)	(675)	(546)
Subtotal	4,301	4,549	2,330	3,005
Government grants for research and development (b)
Balance at beginning of the year	2,902	17,267	14,424	15,837
Addition	174	4,861	5,965	4,406
Recognized as government grants	(806)	(19,226)	(3,122)	(5,819)
Subtotal	2,270	2,902	17,267	14,424

Total deferred government grants	$6,571	$7,451	$19,597	$17,429

Less: current portion	1,728	1,586	15,120	1,590
Non-current portion	4,843	5,865	4,477	15,839

(a) The Company has five deferred government grants related to property, plant and equipment. As of December 31, 2024, the Company has fulfilled four of these grants' conditions. $696 will be amortized in the next 12 months which was included in the current portion of deferred government grant and $3,605 will be amortized after the next 12 months which was included in the non-current portion of deferred government grants.

(b) The Company has ten deferred government grants related to various research and development projects. As of December 31, 2024, the Company expects to fulfill seven grants' conditions in the next 12 months and recorded $1,032 as the current portion of deferred government grants, while the remaining four grants' conditions are expected to be fulfilled after the next 12 months and $1,238 is recorded in the non-current portion of deferred government grants.

20. Commitments and Contingencies

(a) Other Commitments

In addition to commitments disclosed in note 20, commitments related to R&D expenditures are $25,496 as of December 31, 2024. Commitments related to capital expenditures for the Company are approximately $40,824 as of December 31, 2024.

(b) Litigation Matters

From time to time, the Company may be subject to legal proceedings, investigations and claims arising out of or relating to the conduct of our business. The outcome of any ongoing proceedings is inherently uncertain, and the Company is currently unable to assess the likelihood of an unfavorable result or to estimate the amount or range of potential losses, if any, that may arise from these matters. In addition, the Company cannot predict the extent to which any legal proceedings may adversely affect its operations, financial condition, or share price.

US Litigation

Delaware Chancery Court Action

On March 5, 2018, the Company filed a lawsuit in the Court of Chancery of the State of Delaware seeking a determination whether the Shareholder Group, together with their affiliates and associates (collectively, the "Collaborating Shareholders") had triggered the Company's shareholder rights agreement (the "Rights Agreement") by forming a group holding approximately 45% of outstanding shares of the Company, in excess of the plan's threshold of 15%, and acting in concert prior to the Company's annual general meeting of shareholders held on February 6, 2018 (the "2017 AGM").

On April 12, 2018, 1Globe filed an amended answer to the Company's complaint, counterclaims, and a third-party complaint against Mr. Weidong Yin alleging, among other allegations, that the Rights Agreement is not valid, that Mr. Weidong Yin and a buyer consortium had previously triggered the Rights Agreement, and that 1Globe did not trigger the Rights Agreement. 1Globe asked for various measures of equitable relief and also included a claim for its costs, including attorneys' fees.

On July 31, 2018, following the Company motions for partial summary judgment and an expedited trial date, the Delaware Chancery Court effectively stayed the action pending receipt of a post-trial decision from the Eastern Caribbean Supreme Court in the High Court of Justice, Antigua and Barbuda (the "Antigua Court") in the matter captioned 1Globe Capital, LLC and Sinovac Biotech Ltd., Claim No. ANUHCV 2018/0120. On December 19, 2018, the Antigua Court issued a judgment affirming the validity of the Rights Agreement under the Antigua law, and finding that "there was a secret plan to take control" of the Company at the 2017 AGM.

Based upon the Antigua Court's judgment and other facts known to the then board of directors, the Company's then board of directors determined that the Collaborating Shareholders became "acquiring persons" under the Rights Agreements on or prior to the 2017 AGM and their conduct resulted in a "trigger event" under the Rights Agreement. On February 22, 2019, approximately 27.8 million common shares and approximately 14.6 million series B preferred shares (collectively, the "Exchange Shares") were issued into the Shareholder 2019 Rights Exchange Trust in the name of Wilmington Trust, National Association, which holds the Exchange Shares for the benefit of certain shareholders of the Company.

On March 6, 2019, the Delaware Chancery Court entered a status quo order providing that the Company not distribute any of the Exchange Shares to rights holders until the final disposition of the pending Delaware litigation or further order of the court. On April 8, 2019, the Delaware Chancery Court stayed the Delaware litigation pending the final outcome of 1Globe's appeal of the Antigua Judgment (as defined below). Following the judgment of the Judicial Committee of the Privy Council of the United Kingdom (the "Privy Council") in January 2025, per the request submitted by the parties jointly on March 20, 2025, the Delaware Chancery Court granted an order dated April 7, 2025 that (i) vacates the status quo order; (ii) releases the Exchange Shares issued in connection with the Rights Agreement from the trust so that appropriate steps can be taken for their cancellation; and (iii) dismisses the action with prejudice.

On September 6, 2023, MW Gestion, an institutional asset manager based in France, filed a class action complaint on behalf of all the Company's shareholders against the Company; Mr. Weidong Yin; and other managers and directors of the Company, including Ms. Nan Wang, Mr. Simon Anderson, Mr. Yuk Lam Lo, Mr. Kenneth Lee, Mr. Meg Mei and Mr. Shan Fu (the "Individual Defendants" and collectively with the Company, the "Sinovac Defendants"); and Wilmington Trust National Association. MW Gestion alleged breach of contract, breach of fiduciary duty, and wrongful dilution claims against the Sinovac Defendants, as well as aiding and abetting breach of contract and breach of fiduciary duty against the Individual Defendants. MW Gestion's claims stem from a private investment in public equity transaction on July 2, 2018, and the Company's implementation of its Rights Agreement on February 22, 2019. the Company and certain other defendants filed a motion to dismiss all claims on November 20, 2023, which was granted in full by the Delaware Chancery Court on September 23, 2024. On October 22, 2024, MW Gestion appealed the dismissal order to the Delaware Supreme Court. Following the Privy Council's judgment in January 2025, which found that the Rights Agreement on which MW Gestion's claims were based was invalid, the defendants filed an unopposed emergency motion to stay proceedings, which the court granted on January 21, 2025. On March 24, 2025, the court granted the parties' stipulation which, among others, provided that once the process of the Company cancelling the Exchange Shares issued under the Rights Agreement is complete, MW Gestion would withdraw its appeal. On May 16, 2025, MW Gestion filed a notice of voluntary dismissal with prejudice, and the case has been closed.

On April 17, 2025, MW Gestion, MW Optimum, Altimeo Participations and Cyrille Pichot (the "Gestion Claimants") filed a Verified Class Action and Derivative Complaint at the Delaware Chancery Court against the Company, Mr. Weidong Yin, Ms. Nan Wang, Mr. Simon Anderson, Mr. Yuk Lam Lo, Mr. Kenneth Lee, Mr. Meng Mei and Mr. Shan Fu. The claim seeks various relief including damages and the unwinding of any transactions the defendants did not have authority to take. The pleadings made by the Gestion Claimants include an allegation that the PIPE transaction was improper. On November 10, 2025, the Company filed a motion to dismiss the claim. In December 2025, Vivo Capital and its subsequent assignees Vivo Capital Fund VIII, L.P., Vivo Capital Surplus Fund VIII, L.P., and Vivo Capital Fund IX, L.P. (collectively, "Vivo Entities") were joined to the proceedings and filed a motion to dismiss on December 23, 2025. On January 29, 2026, the Gestion Complainants filed an answering brief. On March 12, 2026, the Company filed a reply brief. On March 12, 2026, the Delaware Chancery Court denied Vivo Entities' motion to dismiss, but allowed the motion to dismiss brought by Mr. Weidong Yin, Mr. Simon Anderson, Mr. Yuk Lam Lo and Mr. Meng Mei. The court has listed a hearing of the motion to dismiss brought by the Company on May 18, 2026.

Massachusetts District Court Actions

On March 5, 2018, the Company filed a lawsuit in the United States District Court for Massachusetts alleging violations of Section 13(d) of the Exchange Act by 1Globe and The Chiang Li Family. The lawsuit alleges, among other things, that the defendant shareholders failed to make required disclosures on Schedule 13D regarding their intentions to attempt to replace the Company's board of directors.

On May 21, 2018, 1Globe answered and filed counterclaims against the Company and certain of its executives, alleging violations of Section 10(b) of the Exchange Act and various state law claims. In response to the Company's motion to dismiss 1Globe's counterclaims, on August 1, 2018, 1Globe filed amended counterclaims against the Company and certain of its executives, alleging violations of Section 10(b) of the Exchange Act and Rule 10b-5, as well as state law claims of abuse of process, fraudulent misrepresentation, negligent misrepresentation, and aiding and abetting such violations, primarily arising out of allegedly false and/or misleading statements made by us regarding our business, operational, and financial results.

On August 17, 2018, the Massachusetts Court granted a consent motion to extend the deadline for the Company's response to 1Globe's counterclaims (and for any subsequent opposition by 1Globe) until after the Antigua Court issued a ruling in the matter captioned 1Globe Capital, LLC and Sinovac Biotech Ltd., Claim No. ANUHCV 2018/0120. Per the Massachusetts Court's order, the parties filed periodic status reports regarding the pending court proceedings in Antigua. On April 8, 2025, following the Privy Council's judgment, the Company and 1Globe filed a joint stipulation of dismissal with prejudice and the proceedings have been dismissed.

Separately, Heng Ren Investments LP ("Heng Ren") filed suit against the Company and Mr. Weidong Yin for alleged breach of fiduciary duties and wrongful equity dilution on May 31, 2019 in a Massachusetts state court. the Company moved the matter from state court to the United States District Court for the District of Massachusetts. Subsequently, on April 29, 2021, Heng Ren filed an amended complaint which alleged that Mr. Yin breached fiduciary duties owed to minority shareholders, that the Company aided and abetted breaches of fiduciary duties, and that both the Company and Mr. Yin engaged in wrongful equity dilution. Heng Ren requested damages, attorneys' fees, and prejudgment interest. On September 14, 2020, the Company filed a motion to dismiss Heng Ren's claims. In July 2021, the Company moved to dismiss Heng Ren's amended complaint in the federal court in Massachusetts. On March 4, 2022, the court granted the motion as to the breach of fiduciary duty claims and denied the motion as to the wrongful equity dilution claim, and denied reconsideration of its decision on the motion. On June 13, 2024, the parties stipulated to a discontinuance of the action with prejudice.

Antigua Litigation

On March 13, 2018, 1Globe filed a complaint against the Company in the Antigua Court. The complaint seeks a declaration that the five persons proposed by the Shareholder Group at the 2017 AGM were elected as directors of the Company at that meeting, an order of the Antigua Court that those directors be installed as the Company's board of directors, and a declaration that any actions taken on behalf of the Company at the direction of the board of directors since the 2017 AGM are null and void. On April 10, 2018, 1Globe filed a notice of application in the Antigua Court seeking an order declaring the result of the disputed election, an urgent order restraining the Company's board of directors from acting, pending determination of the dispute, including acting to initiate or continue litigation against the Shareholder Group, and other related relief. The first hearing took place on May 9, 2018. In July 2018, the Antigua Court heard an application by 1Globe for interim injunctive relief preventing the Company from exercising its rights under the Rights Agreement. This application was unsuccessful, but the judge set an expedited timetable to trial. The trial of the matter took place from December 3 to 5, 2018. On December 19, 2018, the judge handed down his judgment (the "Antigua Judgment"), finding in the Company's favor in full, dismissing 1Globe's claim and declaring that the Rights Agreement was validly adopted as a matter of Antigua law. On January 29, 2019, 1Globe filed a Notice of Appeal to the Eastern Caribbean Supreme Court (the "Court of Appeal"). On March 4, 2019, 1Globe filed an application for urgent interim relief, seeking an injunction to prevent the Company from continuing to implement its Rights Agreement until the resolution of the appeal. This urgent interim relief application was heard on April 4, 2019, at which the Court of Appeal made an order restraining the Company in similar terms to the Delaware Court order of March 6, 2019, together with restraint from operating the Rights Agreement in any way that affects 1Globe's rights or shareholding until determination of the appeal. 1Globe's appeal of the Antigua Court's Judgment was heard on September 18, 2019. On December 9, 2021, the Court of Appeal handed down its judgment, dismissing all grounds of appeal and upholding the Antigua Judgment. The Court of Appeal also confirmed that the Rights Agreement was consistent with its Articles of Incorporation and By-laws, and Antiguan business law. In January 2022, the Court of Appeal extended the order initially made on April 4, 2019, that restrained the Company from taking further action under its Rights Agreement, including the distribution of the previously issued Exchange Shares, until the conclusion of any appeal to the Privy Council. 1Globe applied for leave to appeal to the Privy Council, and the hearing of that application was held on February 24, 2022, in which the Court of Appeal granted 1Globe leave to appeal certain grounds to the Privy Council. On April 19, 2022, 1Globe renewed its application directly to the Privy Council for leave to appeal on its ground of appeal concerning the validity of the Rights Agreement. On July 13, 2022, 1Globe filed its Notice of Appeal on those grounds on which the Court of Appeal had granted 1Globe leave to appeal. On September 16, 2022, 1Globe filed an application to the Privy Council seeking permission to amend its existing application for permission to appeal and its existing Notice of Appeal, and to seek permission to appeal on another ground rejected by the Court of Appeal concerning the exercise of the Antigua Court's discretion. Sinovac responded on October 21, 2022. On February 15, 2023, the Privy Council made a procedural decision to deal with procedural issues on permission to appeal, and substantive issues, together at the final hearing. The hearing before the Privy Council was held on July 10 to 11, 2024. The Privy Council ruled on January 16, 2025 that the slate of nominees proposed by the Shareholder Group at the 2017 AGM was the rightfully elected board of directors of the Company. The Privy Council also ruled that the Rights Agreement is invalid. The ruling took effect when the court order dated February 5, 2025 was issued.

On July 8, 2025, a special shareholders' meeting (the "July SSM") was held for the purpose of considering, and if thought fit, passing resolutions to: (a) remove certain directors from office, namely Mr. David Guowei Wang, Mr. Pengfei Li and Mr. Sven Borho; and (b)

elect Mr. Simon Anderson, Mr. Shan Fu, Mr. Shuge Jiao, Mr. Yumin Qiu, Mr. Yu Wang, Ms. Rui-Ping Xiao, Mr. Andrew Y. Yan and Mr. Weidong Yin as directors of the Company (the "July SSM Resolutions"). Prior to the July SSM, the Company's board of directors comprised Dr. Chiang Li (Chairman), Mr. Yuk Lam Lo, Mr. Sven Borho and Mr. Geoffrey Hsu. The July SSM commenced at Stapleton Chambers and by videoconference. Dr. Chiang Li attended remotely and acted as chairman of the July SSM. He declared the July SSM open, read a short statement, declared that the meeting was adjourned and remote attendance access at the July SSM was terminated. Certain participants left Stapleton Chambers and boarded a minibus nearby. The July SSM is said to have continued in the minibus. The July SSM Resolutions are said to have been passed at the July SSM, following which the Company's board of directors comprised the following directors: Mr. Weidong Yin, Mr. Simon Anderson, Mr. Yuk Lam Lo, Dr. Chiang Li, Mr. Shan Fu, Mr. Shuge Jiao, Mr. Yumin Qiu, Mr. Yu Wang, Ms. Rui-Ping Xiao, and Mr. Andrew Y. Yan.

On July 10, 2025, the Company, OrbiMed Partners Master Fund Limited ("OrbiMed Partners") and 1 Globe issued an application in the Antigua Court against (1) SAIF Partners IV L.P. ("SAIF"), (2) Mr. Yuk Lam Lo, (3) Mr. Simon Anderson, (4) Mr. Shan Fu, (5) Mr. Shuge Jiao, (6) Mr. Yumin Qiu, (7) Mr. Yu Wang, (8) Ms. Rui-Ping Xiao, (9) Mr. Andrew Y. Yan and (10) Mr. Weidong Yin. The Claimants sought an injunction to restrain Defendants 3-10 from holding themselves out as a director of the Company pending determination of the claim (the "0320 Proceedings"). On July 29, 2025, SAIF issued an injunction application in the Antigua Court against (1) Dr. Chiang Li, (2) Mr. Geoffrey Hsu, (3) Mr. Sven Borho, (4) the Company, (5) Cede & Co and (6) the Depository Trust Company, seeking to restrain Mr. Hsu and Mr. Borho from acting, purporting to act or holding themselves out as directors of the Company pending determination of the claim (the "0369 Proceedings"). The Antigua Court directed that the 0320 Proceedings and the 0369 Proceedings would be heard together (the "SSM Proceedings"). On October 27, 2025, the Antigua Court heard the interim injunction applications in the SSM Proceedings. On December 5 and 19, 2025, the Antigua Court handed down its ruling (the "December Ruling"), which provided that the following directors comprise the board of the Company until the trial of the substantive claim: Mr. Simon Anderson, Mr. Shan Fu, Mr. Shuge Jiao, Dr. Chiang Li, Mr. Yuk Lam Lo, Mr. Yumin Qiu, Mr. Yu Wang, Ms. Rui-Ping Xiao, Mr. Andrew Y. Yan and Mr. Weidong Yin. Ms. Rui-Ping Xiao subsequently resigned from the board due to personal reasons in August 2025.

On December 24, 2025, 1Globe and OrbiMed Partners issued appeals against the December Ruling and sought a stay of execution of the December Ruling and expedition of the application. The stay of execution was dismissed, but the expedition of the appeal was ordered. The Court of Appeal heard the appeal on March 24, 2026 and the hearing was adjourned part-heard to a date not yet fixed. On March 26, 2026 at a Case Management Conference in respect of the substantive case, the Antigua Court ordered a trial of preliminary issues to be listed for May 27 to June 5, 2026.

Arbitration and Litigation with respect to the PIPE Shares

On March 17, 2025, Vivo Entities requested an arbitration in the Hong Kong International Arbitration Centre against the Company. By this arbitration, Vivo Entities request the following relief: (i) a declaration that the 2018 SPA remains in full force and effect and that Vivo Entities are entitled to all of the rights they have thereunder; (ii) a declaration that the judgment and order of the Privy Council does not constitute a Rescission Order within the meaning of Section 6.13 of the 2018 SPA; (iii) a declaration that the 2018 SPA can no longer be terminated under Section 6.13 of the 2018 SPA; (iv) a declaration that the Company by operation of law and/or equity is precluded from seeking to (re)litigate the matter of whether the actions of the then incumbent board at the time of Vivo Capital's investment were null and void (i.e., seek at this stage any form of Rescission Order); (v) an award of Vivo Entities' attorneys' fees and costs in bringing this arbitration; and (vi) such other and further relief as the tribunal may deem just and proper. On September 30, 2025, the tribunal heard an application to stay its proceedings, a decision from that application is awaited. The tribunal has listed a status hearing for May 15, 2026.

On May 6, 2025, the Company, OrbiMed and 1Globe (the "PIPE Claimants") commenced proceedings in the Antigua High Court against (1) Vivo Capital, LLC, (2) Vivo Capital Fund VIII L.P., (3) Vivo Capital Surplus Fund VIII, L.P., (4) Vivo Capital Fund IX, L.P., (5) Prime Success and (6) Cede & Co (the "PIPE Defendants"). The PIPE Claimants seek declarations that: (i) the 2018 SPA and the Shareholders' Agreement dated July 2, 2018 are invalid; (ii) the 2018 PIPE Shares should be set aside; (iii) the appointment of Mr. Shan Fu as a director was invalid; (iv) the guarantees given by the Company in connection with two convertible loan agreements dated May 18, 2024 between Vivo Capital Fund IX, L.P. and Sinovac LS, and between Prime Success and Sinovac LS, respectively, are invalid; (v) that the former incumbent directors of the Company had no authority to cause Sinovac LS to enter into the Convertible Loan Agreements or pay Sinovac LS dividends; and (vi) the former incumbent directors acted in breach of their duties in causing or allowing Sinovac LS to enter into the convertible loan agreements or pay Sinovac LS dividends. The PIPE Claimants also seek rectification of the Company's shareholder register to remove entries in relation to the 2018 PIPE Shares.

On July 7, 2025, the PIPE Claimants obtained an injunction to freeze the disputed 2018 PIPE Shares pending determination of the claim and to restrain the PIPE Defendants from voting the disputed 2018 PIPE Shares at any shareholders' meeting. The First to Fifth Defendants appealed against the injunction granted on July 7, 2025; The Second to Fourth Defendants applied to the Antigua Court to stay the injunction order made on July 7, 2025, and the Fifth applied to the Court of Appeal on an ex parte basis for a stay of the injunction order. The Court directed a hearing on July 8, 2025. During that hearing the Antigua Court Judge was informed that the Court of Appeal granted the Fifth Defendant's ex parte application for a stay of the injunction order. The Antigua Court Judge subsequently dismissed the First to Fourth Defendant's application for a stay. The PIPE Defendants then purported to vote the disputed 2018 PIPE

Shares at the special shareholder meeting that took place on the evening of July 8, 2025. The First to Fourth Defendants sought leave to appeal against the order of the Antigua Court Judge dismissing its stay application. The PIPE Claimants applied for the stay to be discharged.

These proceedings were consolidated and a hearing took place on September 29 and 30, 2025. Judgment in respect of the appeals against the injunction was reserved following the hearing on September 29 and 30, 2025 and has yet to be handed down. Vivo Entities' application for leave to appeal the order dismissing its stay application was refused by order dated September 30, 2025.

The First to Fifth Defendants are challenging the jurisdiction of the Antigua Court. A hearing took place on the jurisdiction challenge between March 31 and April 2, 2026. 1Globe and OrbiMed submitted post-hearing written briefings on April 13, 2026. the Company and the PIPE Defendants submitted post-hearing written briefings on April 20, 2026. The Antigua Court is expected to deliver a written ruling in due course, although the date of that ruling is not yet known.

21. Common Stock

Share Capital

Each share of common stock is entitled to one vote per share and is entitled to dividends when declared by the Company's board of directors. As of December 31, 2024, 2023, 2022 and 2021, there were 71,860,702, 71,860,702, 71,724,902 and 71,724,902 shares of common stock issued outstanding, respectively. As of December 31, 2024, 2023, 2022 and 2021, there was no preferred stock issued and outstanding, respectively.

In 2021, the Company issued 207,500 shares of common stock on the exercise of employee stock options with exercise price of
$4.98 per share. In 2023, the Company issued 135,800 shares of common stock on the exercise of employee stock options with exercise price of $4.98 per share. In 2022 and 2024, there was no common stock issued due to no exercise of employee stock options.

22. Stock Options

(a) Stock Option Plan

The board of directors approved a stock option plan (the "2003 Plan") effective on November 1, 2003, pursuant to which directors, officers, employees and consultants of the Company are eligible to receive grants of options for the Company's common stock. The 2003 Plan expired on November 1, 2023. Up to 10% of the Company's then outstanding common stocks were reserved for issuance under the 2003 Plan. The 2003 Plan expired on November 1, 2023 and no further awards may be granted since the termination. Each stock option entitles its holder to purchase one share of common stock of the Company. Options may be granted for a term not exceeding 10 years from the date of grant. The 2003 Plan was administered by the board of directors.

On August 22, 2012, the board of directors approved a new stock option plan (the "2012 Plan"), which allowed the Company to issue up to 4,000,000 options for common shares and restricted shares of the Company to directors, officers, employees and consultants of the Company. Each stock option entitles its holder to purchase one share of common stock of the Company. Options and restricted shares may be granted for a term not exceeding 10 years from the date of grant. The 2012 Plan is administered by the board of directors. The 2012 Plan have expired on August 22, 2022. As of December 31, 2024, we had granted all the awards authorized under the 2012 Plan.

On May 1, 2015, the Company granted 729,000 restricted shares (the "Restricted Shares") at par value of $0.001 and 1,341,000 options (the "Options") under the 2012 Plan with an exercise price of $4.98, being the quoted market price of the Company's shares at the time of grant. The options will expire on April 30, 2023. One-fifth of the Restricted Shares and Options shall vest on the first, second, third, fourth and fifth anniversaries of date of grant, respectively. The Restricted Shares are not subject to any restriction on transfer and repurchase after they are vested. 20% of the Options and Restricted Shares were vested on May 1, 2016. On December 16, 2016, the board of directors approved that an additional 30% of the Options to be vested on December 16, 2016, and restrictions of an additional 30% of the Restricted Shares were removed on December 16, 2016. On April 25, 2018, the board of directors approved that all remaining unvested Options and Restricted Shares that were granted on May 1, 2015 were fully vested on April 25, 2018.

On March 7, 2018, the Company granted 2,000,000 restricted shares (the "2018 Restricted Shares") at par value of $0.001 under the 2012 Plan, to certain officers and employees of the Company. 60% of the 2018 Restricted Shares will vest on the third anniversary of the date of grant, the remaining 40% 2018 Restricted Shares will vest on the fourth and the fifth anniversary evenly. 60% of the 2018 Restricted Shares vested on March 7, 2021. On November 11, 2021, the board of directors approved that all remaining unvested 2018 Restricted Shares that were granted on March 7, 2018 were fully vested on November 11, 2021.

On September 16, 2020, the board of directors approved an employee share ownership plan (the "2020 ESOP"), where options were granted to officers and employees of the Company the right to purchase up to a 15% equity interest in Sinovac LS upon exercise of the options. The options have an exercise price of $12,000 and vested immediately.

(b) Valuation Assumptions

There were no options granted in the years ended December 31, 2024, 2023, 2022 and 2021.

(c) Share-based Payment Award Activity

As of December 31, 2024, there were no stock options outstanding as all stock options had been exercised or had expired prior to 2024.

Share-based compensation expense, included in cost of sales, selling, general and administrative expenses and R&D expenses is charged to operations over the vesting period of the options using the straight-line amortization method. The share-based compensation expense was $nil in 2024 (2023 - $nil, 2022 - $nil, 2021 - $7,735). As of December 31, 2024, there was no unrecognized compensation cost related to non-vested stock options and non-vested restricted shares.

23. Statutory Surplus Reserves

Pursuant to Chinese company law applicable to foreign investment companies, the Company's PRC subsidiaries are required to maintain statutory surplus reserves. The statutory surplus reserves are to be appropriated from net income after taxes, and should be at least 10% of the after tax net income determined in accordance with accounting principles and relevant financial regulations applicable to PRC enterprises ("PRC GAAP"). The Company has an option of not appropriating the statutory surplus reserve after the statutory surplus reserve is equal to 50% of the subsidiary's registered capital. Statutory surplus reserves are recorded as a component of shareholders' equity. The statutory surplus reserve as of December 31, 2024 is $1,581,467 (2023 - $1,539,584, 2022 - $1,538,013, 2021 - $1,514,297).

Sinovac Biomed has not accumulated any profit since inception. No appropriation to the statutory surplus reserves and staff welfare and bonus were made.

Dividends declared by the Company's PRC subsidiaries are based on the distributable profits as reported in their statutory financial statements reported in accordance with PRC GAAP, which differ from the results of operations reflected in the consolidated financial statements prepared in accordance with US GAAP. In 2024, $1,155 million in dividend were declared by Sinovac Beijing, Sinovac LS and Sinovac Dalian to their respective minority shareholders, of which $947 million in dividend were paid in 2024, and $213 million were deferred dividend payment by Sinovac LS to its minority shareholders which were paid in 2025. In 2023, $212 million in dividend were declared and paid by Sinovac Beijing, Sinovac LS and Sinovac Dalian to their respective minority shareholders. In 2022, $386 million in dividend were declared, of which $247 million in dividend were paid by Sinovac LS and Sinovac Dalian to their respective minority shareholders, and $119 million were deferred dividend payment by Sinovac LS to its minority shareholders which were paid in 2023. In 2021, $1,899 million in dividend were declared and paid by Sinovac LS to their minority shareholders.

In 2025, $20 million in dividend were declared and paid by Sinovac Beijing and Sinovac Dalian to their respective minority shareholders.

In 2026, $24 million in dividend were declared by Sinovac Beijing and Sinovac Dalian to their respective minority shareholders.

The Company's ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its PRC subsidiaries. As of December 31, 2024, the Company has $nil dividend payable to common shareholders (2023 - $nil, 2022 - $nil, 2021 - $nil). The Company's board of directors had declared a special cash dividend of $55.00 per common share with total $3,958 million in April 2025, of which $3,300 million in dividend were paid by Sinovac Antigua to its shareholders in 2025, and $658 million were deferred dividend payment to Sinovac Antigua's shareholders, mainly entitled to PIPE.

Under PRC laws and regulations, statutory surplus reserves are restricted to set-off against losses, expansion of production and operation and increasing registered capital of the respective company, and are not distributable other than upon liquidation. Staff welfare and bonus funds are restricted to expenditures for the collective welfare of employees. The reserves are not allowed to be transferred to the Company in terms of cash dividends, loans or advances, nor are they allowed for distribution except under liquidation. Amounts restricted include the PRC subsidiaries' paid-in capital, additional paid-in capital and statutory surplus reserves of the Company's PRC subsidiaries totaling $1,991,542 (RMB12,987 million) as of December 31, 2024 (2023 - $1,946,117 (RMB12,651million), 2022 - $1,944,547 (RMB12,640 million), 2021 - $1,903,350 (RMB12,368 million)). Further, foreign exchange and other regulations in the PRC further restrict the Company's PRC subsidiaries from transferring funds to the Company in the form of loans, advances or cash dividends. As of December 31, 2024, amounts restricted include the net assets of the Company's PRC subsidiaries, which amounted to $3,349,097 (2023 - $4,906,903, 2022 - $5,656,174, 2021 - $6,821,112).

24. Earnings (Loss) per Share

The following table sets forth the computation of basic and diluted net income (loss) attributable to common shareholders of Sinovac per share (in thousands, except for number of shares and per share data):

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Numerator
Net income (loss)	$40,656	$(120,858)	$(59,967)	$14,119,773
Less: Income (loss) attributable to non-controlling interests	(50,249)	(107,367)	(74,434)	5,997,591
Net income (loss) attributable to common shareholders of Sinovac for computing diluted net income per share	$90,905	$(13,491)	$14,467	$8,122,182
Denominator
Basic weighted average number of common shares outstanding	71,860,702	71,830,233	71,724,902	71,534,210
Dilutive effect of stock options and preferred shares	—	19,863	39,726	63,619
Diluted weighted average number of common shares outstanding	71,860,702	71,850,096	71,764,628	71,597,829
Basic net income (loss) per share
Continuing operations	1.27	(0.19)	0.20	113.54
Basic net income (loss) per share	$1.27	$(0.19)	$0.20	$113.54
Diluted net income (loss) per share
Continuing operations	1.27	(0.19)	0.20	113.44
Diluted net income (loss) per share	$1.27	$(0.19)	$0.20	$113.44

The board is assessing the issuance of the 11,800,000 common shares (the "2018 PIPE Shares") purportedly issued pursuant to the Securities Purchase Agreement dated July 2, 2018 (the "2018 SPA"). Releasing these shares from issued common shares is contingent on an outcome from the Company's legal proceeding in Antigua (Note 20). Excluding the effects of the 2018 SPA implementation, the basic weighted average number of common shares outstanding would have been 60,060,702, 60,030,233, 59,924,902, and 59,734,210 for the years 2024, 2023, 2022 and 2021, respectively. The basic net income (loss) per share for 2024, 2023, 2022 and 2021 would be $1.51, loss $0.22, $0.24 and $135.97, respectively. The diluted weighted average number of common shares outstanding would have been 60,060,702, 60,050,096, 59,964,628 and 59,797,829 for the years 2024, 2023, 2022 and 2021, and the diluted net income (loss) per share for 2024, 2023, 2022 and 2021 would be $1.51, loss $0.22, $0.24 and $135.83, respectively.

25. Segment Information

The Company operates exclusively in the research, development, manufacture, and commercialization of vaccines sector. The Company's business is considered as operating in one segment. The Company has determined its reportable operating segment based on the management approach, which considers the internal organization and reporting used by the Company's CODM to make decisions about allocating resources and assessing the Company's performance. The Company's Chief Executive Officer is the CODM and reviews consolidated net income (loss) in the consolidated results of operations when making decisions about resources allocation and assessing performance of the Company as a whole. The measure of segment assets is reported on the consolidated balance sheet as total consolidated assets.

The table below summarizes the significant expense categories regularly reviewed by the CODM:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Sales	$361,374	$470,170	$1,473,427	$19,365,354
Cost of sales	140,688	146,853	658,192	988,920
Research and development expenses:
Rabies vaccine for human use	45,641	28,365	12,740	2,060
Pneumococcal conjugate vaccine	43,228	44,121	43,051	18,728
Pentavalent DTaP-IPV/Hib combination vaccine	33,767	93,211	42,055	16,320
Reassortant rotavirus vaccine	27,809	11,779	5,156	3,722
Group ACYW135 meningococcal conjugate vaccine	21,647	29,174	11,718	193
COVID-19 vaccine	8,649	48,680	265,330	56,872
Others (a)	89,920	94,857	98,640	54,802
Selling, general and administrative expenses	420,922	598,250	836,138	602,148
Other segment income (expense) (b)	511,553	504,262	439,626	(3,501,816)
Net income (loss)	$40,656	$(120,858)	$(59,967)	$14,119,773

(a) Includes research and development expenses on other product candidates at preliminary stage.

(b) Other segment income (expense) includes provision for credit losses, loss on disposal and impairment of property, plant and equipment, government grants recognized in income, interest and financing expenses, interest income, share of earnings (losses) from equity method investments, income tax expense, and other income (expense), net.

The following table sets forth long-lived assets by geographic area. Long-lived assets consist of property, plant and equipment, prepaid land lease payment, and right-of-use assets, excluding goodwill, intangible assets, deferred taxes and other assets.

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Long-lived Assets
Mainland China	$945,359	$1,047,448	$1,103,027	$1,002,617
Outside Mainland China	13,158	15,595	15,103	7,524
Total Long-lived Assets	$958,517	$1,063,043	$1,118,130	$1,010,141

The Company's revenues are attributed to geographic locations as follows:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Sales
Mainland China	$297,003	$402,957	$1,074,690	$10,899,658
Outside Mainland China	64,371	67,213	398,737	8,465,696
Total Sales	$361,374	$470,170	$1,473,427	$19,365,354

26. Collaboration Agreements

(a) In August 2009, we entered into a patent license agreement with the National Institutes of Health ("NIH"), an agency of the United States Public Health Services within the Department of Health and Human Services. NIH has granted us a non-exclusive license to import and use certain Rotavirus Strains and Monoclonal Antibodies ("Biological Materials") to develop an oral rotavirus vaccine and produce the vaccine in commercial sales and launch into market. NIH has also granted us the right to use certain documentation associated with the Biological Materials for this research and development project. The term of the license under the patent license agreement, as amended in 2022, is from August 18, 2009 to the later of (i) the expiration of all royalty obligations under the licensed rights where such rights exist and (ii) eight years after the first commercial sale by the company where such rights have existed but expired or have never existed, unless the agreement is terminated earlier per the provisions included therein.

We agreed to pay NIH a license issue royalty of $80 upon execution of the agreement and a non-refundable minimum annual royalty of $8, and royalty payments on net sales ranging from 1.5% to 4% depending on the sales territory and the customers. For each country in the licensed territory under the patent license agreement, we also agreed to pay NIH benchmark royalties in the total amount of $330 upon achieving the benchmarks as specified in the patent license agreement, including completion of clinical trials, obtaining regulatory approval for marketing, and achievement of commercial sales.

In April 2022, we entered into a ten-year Biological Materials License Agreement, under which the NIH permits us to make and use the materials or licensed products within its research facilities, but not to sell them. We agreed to pay a non-creditable, non-refundable license issue royalty of $90 within 60 days of the execution of the agreement. The Company made royalty payments of $nil for the year ended December 31, 2024 (2023-$80, 2022-$90, 2021-$nil).

(b) In April 2014, we entered into a non-exclusive license agreement with INTRAVACC, a governmental institute working under the Dutch Ministry of Public Health, Welfare and Sports, to develop and commercialize the sIPV for distribution in China and other countries. The agreement has a term of 50 years. We agreed to pay INTRAVACC up to $2,406 (€1,500.0), net of PRC tax, including an entrance fee and milestone payments upon achieving specific milestones. We agreed to pay royalty payments in a single digit percentage of net sales generated worldwide from the product or products developed under the Agreement. We recorded royalty fee of $598 (€542.6), $134 (€124.1) , $64 (€60.0) and $72 (€60.0) for the year ended December 31, 2024, 2023, 2022 and 2021,respectively.

(c) In February 2022, we and the Institute of Biophysics of the Chinese Academy of Sciences ("CAS") entered into a five-year strategic cooperation agreement to establish a joint laboratory titled "Cutting-edge Technologies and Vaccine & Drug Development" for researches on "neutralizing antibody library" system analysis, rational immunogenic design, and new vaccine research and development. The partnership leverages the Institute of Biophysics' long-standing and deep research expertise in the structure and function of biological macromolecules, together with our comprehensive vaccine development platform and strong industrialization capabilities. In addition, the "Sinovac Prize in Life Sciences" was established to recognize and support the research contributions of outstanding scientists at the Institute of Biophysics. During the collaboration, multiple research projects have been successfully translated, among which an RSV vaccine received clinical trial approval in February 2025. The parties have also jointly filed multiple Patent Cooperation Treaty patent applications, including "Respiratory Syncytial Virus F Protein and Use Thereof" and "Respiratory Syncytial Virus Neutralizing Antibody and Use Thereof." On the basis of the original cooperation agreement, two supplementary agreements were signed in October 2022 and December 2025, respectively. Under the terms of these agreements, the total contract amount is $8,351. We made collaboration funding payments and project selection costs of $1,737 for the year ended December 31, 2024 (2023-$1,765 , 2022- $1,486).

(d) In December 2022, we entered into a five-year agreement with the Institute of Process Engineering of the Chinese Academy of Sciences to establish a joint laboratory titled "Advancing Adjuvant & Delivery System to Eliminate Human Diseases." The laboratory focuses on research into recombinant protein vaccine adjuvants, mRNA vaccine delivery systems, and nasal spray and oral delivery system development. Under the agreement, the Institute of Process Engineering contributes its expertise in biomaterial development, vaccine delivery, and adjuvant systems, while we contribute funding, equipment, industrialization capabilities, and market translation expertise, with the aim of deepening R&D collaboration and advancing technological innovation in key areas including vaccines and new drugs. To date, technical breakthroughs have been achieved in vaccine delivery and adjuvant systems, laying an important foundation for subsequent product development. Multiple patents have also been jointly filed, including patents relating to "mucosal delivery water-in-oil emulsion adjuvant," "a tranexamic acid and its analog transdermal delivery technology," and "a retinol composition transdermal delivery technology." The cooperation period under the agreement is 5 years, with a total commitment of $ 2,784. We made collaboration funding payments of $556 for the year ended December 31, 2024 (2023-$565).

27. Subsequent Events

(a) Impairment of long-lived assets

We identified a decline in the rental market for certain our properties in 2025. Meanwhile, impairment indicators have been identified for certain long-lived assets used for research and development in 2025. These indicators incurred in 2025 may give rise to subsequent impairment losses recognized in the consolidated financial statements. The impairment amount is currently under assessment.

(b) Nasdaq

On May 16, 2025, the Company received a notice from The Nasdaq Stock Market LLC ("Nasdaq") indicating that, as a result of the Company not having timely filed its Annual Report on Form 20-F for the fiscal year ended December 31, 2024, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq granted the Company a period of 60 calendar days from the date of the notification to submit a plan to regain compliance, and, subject to acceptance of such plan, an extension until November 11, 2025 to file Form 20-F for the fiscal year ended December 31, 2024.

On November 12, 2025, the Company received a delisting determination letter (the "Staff Determination") from Nasdaq, notifying the Company that unless it timely requested a hearing before the Nasdaq Hearings Panel, its securities would be suspended and delisted from Nasdaq at the opening of business on November 21, 2025. On November 19, 2025, the Company requested a hearing to appeal the Staff Determination, which automatically stayed the suspension for 15 days. The Company also sought a further stay pending the hearing process.

On January 2, 2026, the Company received another notification letter from Nasdaq stating that it was not in compliance with Nasdaq Listing Rule 5250(c)(2) due to its failure to timely file a Form 6-K containing an interim balance sheet and income statement as of the end of the second quarter of 2025. The Nasdaq Hearings Panel scheduled a hearing for January 8, 2026, at which it would consider the matter addressed in the notification letters. The Company was invited to present its views and plan to maintain its Nasdaq listing.

On January 22, 2026, the Panel granted the Company's request to continue its listing on the Nasdaq Stock Market, subject to the condition that the Company must, on or before May 11, 2026, demonstrate compliance with Listing Rules 5250(c)(1) and 5250(c)(2) by filing Form 20-F for the fiscal year ended December 31, 2024 and the required interim financial statements on Form 6-K for the second quarter of 2025.

Aside from the Related Party Transactions and Balances disclosed in note 15, Commitments and Contingencies disclosed in note 20 and dividend declared and payment disclosed in note 23 to the financial statements, no events that required recognition or additional disclosure in the consolidated financial statements presented.

28. Condensed Financial Information of the Parent Company

Balance Sheets

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
ASSETS
Current assets
Cash and cash equivalents	$16,527	$10,037	$104,924	$126,161
Short-term investments	80,732	98,150	—	—
Prepaid expenses and other receivables	485	176	490	96
Amount due from subsidiaries	19,350	22,653	31,019	30,979
Dividends receivable	3,517	3,195	3,195	3,195
Total current assets	120,611	134,211	139,628	160,431
Investment in subsidiaries	8,145,953	8,188,226	8,356,206	8,851,872
Total assets	$8,266,564	$8,322,437	$8,495,834	$9,012,303
LIABILITIES AND EQUITY
Current liabilities
Accrued expenses and other payables	$4,306	$2,248	$1,132	$13,711
Amount due to subsidiaries	—	4,448	3,994	3,584
Total current liabilities	4,306	6,696	5,126	17,295
Total liabilities	$4,306	$6,696	$5,126	$17,295
EQUITY
Common stock	72	72	72	72
Additional paid-in capital	550,168	550,168	549,492	544,601
Subscriptions receivable	—	—	—	(7,109)
Accumulated other comprehensive (loss) income	(707,806)	(563,418)	(401,266)	129,501
Retained earnings	8,419,824	8,328,919	8,342,410	8,327,943
Total Sinovac shareholders' equity	8,262,258	8,315,741	8,490,708	8,995,008
Total liabilities and equity	$8,266,564	$8,322,437	$8,495,834	$9,012,303

Statements of Operations and Comprehensive Income (Loss)

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Selling, general and administrative expenses	$17,535	$11,418	$9,366	$15,148
Total operating expenses	17,535	11,418	9,366	15,148
Loss from operations	(17,535)	(11,418)	(9,366)	(15,148)
Other income (expenses)	5,944	3,133	(38)	95
Interest income	381	622	770	248
Equity earnings (losses) of subsidiaries, net of tax	102,115	(5,828)	23,101	8,136,987
Net income (loss)	90,905	(13,491)	14,467	8,122,182
Other comprehensive (loss) income, net of tax of nil
Foreign currency translation adjustments	(133,769)	(170,931)	(523,466)	109,636
Unrealized gain (loss) on available-for-sales investments	(10,619)	8,779	(7,301)	—
Total comprehensive (loss) income	$(53,483)	$(175,643)	$(516,300)	$8,231,818

Statements of Cash Flows

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Operating activities
Net income (loss)	$90,905	$(13,491)	$14,467	$8,122,182
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
- Share-based compensation	—	—	—	7,735
- Equity earnings (losses) of subsidiaries, net of tax	(102,115)	5,828	(23,101)	(8,136,987)
Changes in:
- Amount due from subsidiaries	3,303	8,366	(40)	62,686
- Prepaid expenses and other receivables	(309)	314	(394)	2,365
- Dividend receivables	(322)	—	—	—
- Amount due to subsidiaries	(4,448)	454	410	1,006
- Accrued expenses and other payables	2,058	1,116	(12,579)	9,474
Net cash (used in) provided by operating activities	(10,928)	2,587	(21,237)	68,461
Financing activities
- Proceeds from exercised stock options	—	676	—	1,034
Net cash provided by financing activities	—	676	—	1,034
Investing activities
- Proceeds from redemption of short-term investments	93,418	49,850	—	—
- Purchase of short-term investments	(76,000)	(148,000)	—	—
Net cash provided by investing activities	17,418	(98,150)	—	—
Increase (decrease) in cash and cash equivalents	6,490	(94,887)	(21,237)	69,495
Cash and cash equivalents, beginning of year	10,037	104,924	126,161	56,666
Cash and cash equivalents, end of year	$16,527	$10,037	$104,924	$126,161

(a) Basis of presentation

The condensed financial information has been prepared using the same accounting policies as set out in the accompanying consolidated financial statements except that the Company used the equity method to account for investment in its subsidiaries.

The Company records its investment in its subsidiaries under the equity method of accounting. Such investment is presented on the balance sheets as "Investment in subsidiaries" and share of their income (loss) as "Equity earnings (losses) of subsidiaries" in the statements of operations and comprehensive income (loss).

Each of the Company's PRC subsidiaries has restrictions on its ability to pay dividends to the Company under PRC laws and regulations (note 23). The subsidiaries did not pay any dividends to the Company for the years presented.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted by reference to the consolidated financial statements.

(b) Restatement

The condensed financial information has been restated mainly due to the Company's Rights Agreement dated February 22, 2019 was ruled invalid and the Company's Investment in subsidiaries was recalculated (note 2).

In connection with a recent ruling that determined the Company's Rights Agreement dated February 22, 2019 was not valid and enforceable, the Company has restated its previously reported preferred stock, common stock, and related dividend payable balances. As a result, 14,630,813 shares of preferred stock and 27,777,341 shares of common stock previously reported have been removed, together with the related dividend payables of $29,089, $23,107, and $17,125 as of December 31, 2023, 2022, and 2021, respectively.

The Company's Investment in subsidiaries was recalculated based on the corrected consolidated financial statements, resulting in adjustments to Equity earnings of subsidiaries and Other comprehensive (loss) income in total of $30,117, $116,268 and $346,360 for the years ended December 31, 2023, 2022, and 2021, respectively.

(c) Commitments

The Company does not have any significant commitments or long-term obligations as of any of the periods presented, except for those disclosed in the consolidated financial statements (notes 20 and 26).